As filed with the Securities and Exchange Commission on April 26, 2002

                                                                       File Nos.
                                                                        33-18516
                                                                        811-5387

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.  _____

Post-Effective Amendment No.  31                         (X)
                              --

                                     and/or

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940

Amendment No.  32                                        (X)
               --

                       FRANKLIN MUTUAL SERIES FUND INC.
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)

               51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (201)912-2100
                                                   -------------

                   MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY,
                            SAN MATEO, CA 94403-1906
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective on (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on May 1, 2002 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a) (1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Prospectus

Franklin Mutual Series Fund Inc.




INVESTMENT STRATEGY

GROWTH & INCOME o VALUE


Mutual Beacon Fund - Class A, B & C
Mutual Financial Services Fund - Class A, B & C
Mutual Qualified Fund - Class A, B & C
Mutual Shares Fund - Class A, B, C & R


GLOBAL o VALUE


Mutual Discovery Fund - Class A, B, C & R
Mutual European Fund - Class A, B & C


MAY 1, 2002









[Insert Franklin Templeton Investments logo]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

2     Mutual Beacon Fund; Mutual
      Qualified Fund; Mutual Shares Fund;
      Mutual Discovery Fund


18    Mutual Financial Services Fund

27    Mutual European Fund

37    More Information on Investment
      Policies, Practices and Risks

41    Management

43    Distributions and Taxes

45    Financial Highlights


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


57    Choosing a Share Class

63    Buying Shares

66    Investor Services

70    Selling Shares

72    Account Policies

77    Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover



MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Funds invest mainly in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, each Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Funds invest primarily in securities of companies the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest, However, the Funds invest primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.


While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.


The Funds may invest a substantial portion (up to 35%) of their assets in foreign securities and Mutual Discovery may invest significantly (up to 100%) in foreign equity and debt securities, which may include sovereign debt and participations in foreign government debt. The Funds generally seek to hedge (protect) against currency risks, largely using forward currency exchange contracts.

Each Fund invests in debt securities to a lesser extent than its investments in equity securities. The Funds may invest in debt securities in any rating category established by an independent rating agency, including lower-rated (or comparable unrated) or defaulted debt securities (junk bonds). The Funds' investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds or other indebtedness of such companies. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.


PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Funds may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.


DIFFERENCES BETWEEN THE FUNDS Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size, second, each Fund has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Generally Mutual Shares will have the lowest portion of assets in foreign securities, Mutual Qualified and Mutual Beacon each respectively have increasingly larger portions in foreign securities and Mutual Discovery may invest a significant portion of its assets in foreign securities. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

VALUE INVESTING Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.

RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 37.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally have more risk than higher-rated securities.

They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


MUTUAL BEACON FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]



22.42%  22.42%  5.20%  25.43%  20.74%  22.55%  2.02%  16.41%  13.89%  5.78%
----------------------------------------------------------------------------
92      93      94     95      96      97      98     99      00      01
                               YEAR

[Begin callout]
BEST
QUARTER:
Q4 '98 12.56%


WORST
QUARTER:
Q3 '98 -17.67%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class A/2
Return Before Taxes                 -0.27%     10.57%       14.71%
Return After Taxes on Distributions -2.21%      7.30%       11.58%
Return After Taxes on                0.94%      7.50%       11.14%
  Distributions and Sale of Fund
  Shares
S&P 500(R)Index/3                  -11.88%     10.70%       12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)


                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class B/2      1.24%      10.93%       14.77%
S&P 500(R)Index/3                 -11.88%      10.70%       12.93%


                                    1 YEAR     5 YEARS     10 YEARS
----------------------------------------------------------------------
Mutual Beacon Fund - Class C/2      3.07%      10.94%       14.49%
S&P 500(R)Index/3                 -11.88%      10.70%       12.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 2.92% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL QUALIFIED FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


22.17%  22.13%  5.32%  26.12%  20.75%  24.44%  0.16%  13.27%  13.81%  7.85%
----------------------------------------------------------------------------
92      93      94     95      96      97      98     99      00      01
                               YEAR


[Begin callout]
BEST QUARTER:
Q2 '99 13.31%

WORST QUARTER:
Q3 '98 -17.73%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class A/2
Return Before Taxes                       1.65%   10.31%     14.61%
Return After Taxes on Distributions      -0.35%    7.31%     11.39%
Return After Taxes on Distributions       2.18%    7.47%     11.01%
  and Sale of Fund Shares
S&P 500(R)Index/3                       -11.88%   10.70%     12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)

                                        1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class B/2         3.22%   10.74%     14.68%
S&P 500(R)Index/3                       -11.88%   10.70%     12.93%


                                       1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Qualified Fund - Class C/2         5.08%   10.68%     14.38%
S&P 500(R)Index/3                       -11.88%   10.70%     12.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 3.41% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MUTUAL SHARES FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


20.81%  20.47%  4.13%  28.60%  20.32%  26.01%  0.01%  14.62%  13.42%  5.94%
---------------------------------------------------------------------------
92      93      94     95      96      97      98     99      00      01


                                 YEAR
[Begin callout]
BEST QUARTER:
Q4 '98 13.24%

WORST QUARTER:
Q3 '98 -17.03%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2001

                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class A/2
Return Before Taxes                     -0.13%    10.35%     14.39%
Return After Taxes on Distributions     -2.15%     7.40%     11.08%
Return After Taxes on Distributions      0.78%     7.48%     10.73%
  and Sale of Fund Shares
S&P 500(R)Index/3                      -11.88%    10.70%     12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class B/2           1.35%    10.76%     14.47%
S&P 500(R)Index/3                      -11.88%    10.70%     12.93%


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class C/2           3.23%    10.72%     14.16%
S&P 500(R)Index/3                      -11.88%    10.70%     12.93%


                                       1 YEAR     5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Shares Fund - Class R/4           4.83%    11.42%     14.72%
S&P 500(R)Index/3                      -11.88%    10.70%     12.93%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 2.43% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For the periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance will be used reflecting all charges and fees applicable to that class.


MUTUAL DISCOVERY FUND
CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


35.33%   3.20%   28.17%   24.41%  22.46%   -2.37%   26.39%  12.26%  0.86%
-----------------------------------------------------------------------------
93       94      95       96      97       98       99      00      01
                             YEAR


[Begin callout]
BEST QUARTER:
Q4 '99  14.13%

WORST QUARTER:
Q3 '98  -19.55%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001
                                                              SINCE
                                                           INCEPTION
                                     1 YEAR      5 YEARS    12/31/92
---------------------------------------------------------------------------
Mutual Discovery Fund - Class A/2
Return Before Taxes                  -4.94%      10.03%      15.27%
Return After Taxes on                -6.26%       7.04%      12.31%
Distributions
Return After Taxes on                -2.54%       7.11%      11.67%
  Distributions and Sale of Fund
  Shares
S&P 500(R)Index/3                   -11.88%      10.70%      12.93%
MSCI World Index/4                  -16.52%       5.74%       8.52%
  (indexes reflect no deduction
  for fees, expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                     1 YEAR      5 YEARS    12/31/92
----------------------------------------------------------------------
Mutual Discovery Fund - Class B/2   -3.62%       10.40%      15.37%
S&P 500(R)Index/3                  -11.88%       10.70%      12.93%
MSCI World Index/4                 -16.52%        5.74%       8.52%


----------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                     1 YEAR      5 YEARS    12/31/92
----------------------------------------------------------------------
Mutual Discovery Fund - Class C/2   -1.71%       10.42%      15.14%
S&P 500(R)Index/3                  -11.88%       10.70%      12.93%
MSCI World Index/4                 -16.52%        5.74%       8.52%

                                                             SINCE
                                                            INCEPTION
                                     1 YEAR      5 YEARS    12/31/92
----------------------------------------------------------------------
Mutual Discovery Fund - Class R/5   -0.17%       11.16%      15.78%
S&P 500(R)Index/3                  -11.88%       10.70%      12.93%
MSCI World Index/4                 -16.52%        5.74%       8.52%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 4.59% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance will be used reflecting all charges and fees applicable to that class.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------


This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                         MUTUAL
CLASS A                             BEACON    QUALIFIED  SHARES   DISCOVERY
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        5.75%     5.75%      5.75%    5.75%
  Load imposed on purchases         5.75%     5.75%      5.75%    5.75%
  Maximum deferred sales charge     None      None       None     None
(load)/1
Redemption Fee/2                    None      None       None     2.00%

CLASS B
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        4.00%     4.00%      4.00%    4.00%
  Load imposed on purchases         None      None       None     None
  Maximum deferred sales charge     4.00%     4.00%      4.00%    4.00%
(load)/3
Redemption Fee/2                    None      None       None     2.00%

CLASS C
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        1.99%     1.99%      1.99%    1.99%
  Load imposed on purchases         1.00%     1.00%      1.00%    1.00%
  Maximum deferred sales charge     0.99%     0.99%      0.99%    0.99%
(load)/4
Redemption Fee/2                    None      None       None     2.00%


CLASS R/5
-----------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        N/A       N/A        1.00%    1.00%
  Load imposed on purchases         N/A       N/A        None     None
  Maximum deferred sales charge     N/A       N/A        1.00%    1.00%
(load)
Redemption Fee/2                    N/A       N/A        None     2.00%

Please see "Choosing a Share Class" on page 57 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                          MUTUAL
CLASS A                              BEACON   QUALIFIED   SHARES    DISCOVERY
-------------------------------------------------------------------------------
Management fees                      0.60%      0.60%     0.60%     0.80%
Distribution and service (12b-1)     0.35%      0.35%     0.35%     0.35%
fees
Other expenses                       0.19%      0.20%     0.18%     0.24%
                                     ------------------------------------------
Total annual Fund operating expenses 1.14%      1.15%     1.13%     1.39%
                                     ==========================================

CLASS B
-------------------------------------------------------------------------------
Management fees                      0.60%      0.60%     0.60%     0.80%
Distribution and service (12b-1)     1.00%      1.00%     1.00%     1.00%
fees
Other expenses                       0.19%      0.20%     0.18%     0.24%
                                     ------------------------------------------
Total annual Fund operating expenses 1.79%      1.80%     1.78%     2.04%
                                     ==========================================

CLASS C
-------------------------------------------------------------------------------
Management fees                      0.60%      0.60%     0.60%     0.80%
Distribution and service (12b-1)     0.99%      0.99%     1.00%     0.99%
fees
Other expenses                       0.19%      0.20%     0.18%     0.24%
                                     ------------------------------------------
Total annual Fund operating expenses 1.78%      1.79%     1.78%     2.03%
                                     ==========================================
CLASS R/5
-------------------------------------------------------------------------------
Management fees                      N/A        N/A       0.60%     0.80%
Distribution and service (12b-1)     N/A        N/A       0.50%     0.50%
fees
Other expenses                       N/A        N/A       0.18%     0.24%
                                     ------------------------------------------
Total annual Fund operating expenses N/A        N/A       1.28%     1.54%
                                     ==========================================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 58) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for Market Timers (see page 74).

3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.


5. Mutual Shares and Mutual Discovery began offering Class R shares on January 1, 2002. Annual Fund operating expenses are based on the expenses for Class A, B and C for the fiscal year ended December 31, 2001. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class R's Rule 12b-1 plan.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                           MUTUAL
                                       BEACON   QUALIFIED  SHARES    DISCOVERY
-------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A
 1 Year/1                              $685       $685      $684      $708
 3 Years                               $916       $919      $913      $990
 5 Years                               $1,167     $1,172    $1,161    $1,292
 10 Years                              $1,881     $1,892    $1,871    $2,148
CLASS B
 1 Year                                $582       $583      $581      $607
 3 Years                               $863       $866      $860      $940
 5 Years                               $1,170     $1,175    $1,164    $1,298
 10 Years/2                            $1,934     $1,945    $1,924    $2,202
CLASS C
 1 Year                                $378       $379      $378      $403
 3 Years                               $655       $658      $655      $730
 5 Years                               $1,055     $1,060    $1,055    $1,182
 10 Years                              $2,174     $2,184    $2,174    $2,435

CLASS R
 1 Year                                N/A        N/A       $230      $257
 3 Years                               N/A        N/A       $406      $486
 5 Years                               N/A        N/A       $702      $839
 10 Years                              N/A        N/A       $1,542    $1,834

If you do not sell your shares:
CLASS B
 1 Year                                $182       $183      $181      $207
 3 Years                               $563       $566      $560      $640
 5 Years                               $970       $975      $964      $1,098
 10 Years/2                            $1,934     $1,945    $1,924    $2,202
CLASS C
 1 Year                                $279       $280      $279      $304
 3 Years                               $655       $658      $655      $730
 5 Years                               $1,055     $1,060    $1,055    $1,182
 10 Years                              $2,174     $2,184    $2,174    $2,435
CLASS R
 1 Year                                N/A        N/A       $130      $157
 3 Years                               N/A        N/A       $406      $486
 5 Years                               N/A        N/A       $702      $839
 10 Years                              N/A        N/A       $1,545    $1,834



1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MUTUAL FINANCIAL SERVICES FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.


Following this value-oriented strategy, the Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, the Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies.

Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund invests in debt securities to a lesser extent than its investments in equity securities. The Fund may invest in debt securities in any rating category established by an independent rating agency, including lower-rated (or comparable unrated) or defaulted debt securities (junk bonds). The Fund's investments in Restructuring and Distressed Companies junk bonds or other indebtedness of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.


The Fund may invest a substantial portion (up to 35%) of its assets in foreign securities. The Fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts.

PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

FINANCIAL SERVICES COMPANIES The Fund concentrates its investments in the financial service industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.


The financial services industry is currently undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In 2000, the Gramm-Leach-Bliley Act repealed the sections of the Glass-Steagall Act prohibiting banks and bank holding companies from engaging in certain securities-related businesses under certain circumstances. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.


VALUE INVESTING Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 37.


CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.


LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 4 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


6.81%      4.35%   31.90%    11.85%
--------------------------------------
    98       99      00        01
               YEAR


[Begin callout]
BEST
QUARTER:
Q3 '00  22.09%

WORST
QUARTER:
Q3 '98  -17.80%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2001
                                                           SINCE
                                                         INCEPTION
                                            1 YEAR       (8/19/97)
---------------------------------------------------------------------
Mutual Financial Services - Class A/2
Return Before Taxes                           5.40%        16.12%
Return After Taxes on Distributions           2.93%        14.41%
Return After Taxes on Distributions           4.45%        12.64%
  and Sale of Fund Shares
S&P 500(R)Index/3                           -11.88%         6.63%
S&P 500 Financial Index/4                    -8.95%         9.56%
  (indexes reflect no deduction for
  fees, expenses, or taxes)
                                                           SINCE
                                                         INCEPTION
                                            1 YEAR        (1/1/99)
---------------------------------------------------------------------
Mutual Financial Services Fund - Class        7.16%        16.75%
B/2
S&P 500(R)Index/3                           -11.88%         6.63%
S&P Financial Index/4                        -8.95%         9.56%

                                                           SINCE
                                                         INCEPTION
                                            1 YEAR       (8/19/97)
---------------------------------------------------------------------
Mutual Financial Services Fund - Class        9.08%        16.70%
C/2
S&P 500(R)Index/3                           -11.88%         6.63%
S&P Financial Index/4                        -8.95%         9.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 8.40% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Class B shares were first offered on January 1, 1999. Performance for that share class reflects a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4. Source: Standard & Poor's Micropal. The S&P 500 Financial Index includes all the financial stocks in the S&P 500 Index. It is a market value-weighted with dividends reinvested, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None/1       4.00%/2  0.99%/3
(load)


Please see "Choosing a Share Class" on page 57 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees                      0.80%        0.80%    0.80%
Distribution and service (12b-1)     0.35%        1.00%    0.99%
fees
Other expenses                       0.30%        0.30%    0.30%
                                     -------------------------------
Total annual Fund operating expenses 1.45%        2.10%    2.09%
                                     ===============================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 58) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $714/1    $1,007   $1,322    $2,210
CLASS B                        $613      $958     $1,329    $2,265/2
CLASS C                        $409      $748     $1,212    $2,497
If you do not sell your
shares:
CLASS B                        $213      $658     $1,129    $2,265/2
CLASS C                        $310      $748     $1,212    $2,497


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

MUTUAL EUROPEAN FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.


Following this value-oriented strategy, the Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, the Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.


The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.


The Fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund generally seeks to hedge (protect) against currency risks, largely using forward currency exchange contracts.


While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund invests in debt securities to a lesser extent than its investments in equity securities. The Fund may invest in debt securities in any rating category established by an independent rating agency, including lower rated (or comparable unrated) or defaulted debt securities (junk bonds). The Fund's investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds or other indebtedness of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.


PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

[Insert graphic of chart with line going up and down]
MAIN RISKS
----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

VALUE INVESTING Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor among investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the perceived value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. Value investments may not, however, increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 37.


REGION. Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.


EURO. The Fund's investments includes a significant amount of euro-denominated instruments. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, Euro-denominated bills and coins replaced the bills and coins of the participating countries.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.


RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally have more risk than higher-rated securities.

They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 5 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


  22.72%      4.07%    46.06%    14.07%    -5.05%
----------------------------------------------------
    97         98        99        00        01
                       YEAR


[Begin callout]
BEST
QUARTER:
Q4 '99  27.28%

WORST
QUARTER:
Q3 '98  -20.38%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2001
                                                              SINCE
                                                            INCEPTION
                                      1 YEAR     5 YEARS     7/3/96
----------------------------------------------------------------------
Mutual European Fund - Class A/2
Return Before Taxes                  -10.53%     13.75%      15.21%
Return After Taxes on Distributions  -11.26%     10.21%      11.90%
Return After Taxes on                 -6.39%      9.75%      11.16%
  Distributions and Sale of Fund
  Shares
MSCI All Country Europe Index/3      -19.49%      6.44%       8.39%
  (index reflects no deduction for
  fees, expenses, or taxes)

                                                             SINCE
                                                           INCEPTION
                                      1 YEAR     5 YEARS     7/3/96
----------------------------------------------------------------------
Mutual European Fund - Class B/2      -9.37%     14.22%      15.71%
MSCI All Country Europe Index/3      -19.49%      6.44%       8.39%

                                                             SINCE
                                                           INCEPTION
                                      1 YEAR     5 YEARS     7/3/96
----------------------------------------------------------------------
Mutual European Fund - Class C/2      -7.54%     14.26%      15.62%
MSCI All Country Europe Index/3      -19.49%      6.44%       8.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of March 31, 2002, the Fund's year-to-date return was 7.64% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 fees. All Fund returns shown reflect a restatement of the original class to include the Rule 12b-1 fees as though in effect from the Fund's inception.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        4.00%    1.99%
  Load imposed on purchases          5.75%        None     1.00%
  Maximum deferred sales charge      None/1       4.00%/2  0.99%/3
(load)
Redemption Fee/4                      2.00%        2.00%    2.00%

Please see "Choosing a Share Class" on page 57 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees                      0.80%        0.80%    0.80%
Distribution and service (12b-1)     0.35%        0.98%    0.99%
fees
Other expenses                       0.25%        0.25%    0.25%
                                     -------------------------------
Total annual Fund operating expenses 1.40%        2.03%    2.04%
                                     ===============================

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 58) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for Market Timers (see page 74).


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $709/1    $993     $1,297    $2,158
CLASS B                        $606      $937     $1,293    $2,197/2
CLASS C                        $404      $733     $1,187    $2,445
If you do not sell your
shares:
CLASS B                        $206      $637     $1,093    $2,197/2
CLASS C                        $305      $733     $1,187    $2,445

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of stocks and bonds]  MORE INFORMATION ON INVESTMENT
POLICIES, PRACTICES AND RISKS
-------------------------------------------------------------------------------

EQUITY SECURITIES Each Fund mainly invests in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.


DEBT SECURITIES Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS The Funds' investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.


The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

FOREIGN SECURITIES Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These include country risks (due to general securities market movements in any country where a Fund has investments), company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants), and currency risks (due to fluctuations in currency exchange rates and the introduction of the euro).


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.

DERIVATIVE SECURITIES The Funds generally seek to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.


TEMPORARY INVESTMENTS The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in short-term, highly liquid money market instruments, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. In these circumstances, a Fund may be unable to achieve its investment goals.


More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $274 billion in assets.

The team responsible for the Funds' management is:

JEFF DIAMOND, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Diamond has been a member of the management team of the Funds since 1998, when he joined Franklin Templeton Investments. Previously, he was vice president and co-manager of Prudential Conservative Stock Fund. Mr. Diamond is the portfolio manager with primary responsibility for the investments of Mutual Financial Services Fund and shares primary responsibility for the investments of Mutual Qualified Fund.

MATTHEW HAYNES, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Haynes has been a portfolio manager for Mutual Beacon Fund and Mutual European Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 2001. Prior to joining the Mutual Series, Mr. Haynes was a vice president and portfolio manager of international equities at Morgan Stanley Dean Witter Advisors in New York. He also was co-manager of two global equity mutual funds.

SUSAN POTTO, SENIOR VICE PRESIDENT of FRANKLIN MUTUAL
Ms. Potto has been a member of the management team of the Funds since 2000, and shares primary responsibility for the investments of Mutual Qualified Fund. She joined Franklin Templeton Investments in 1996. Before 1996, Ms. Potto was employed as an equity analyst for Heine Securities Corporation, the Funds' former manager.

TIMOTHY RANKIN, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL Mr. Rankin has been an assistant portfolio manager for Mutual Discovery Fund and Mutual Shares Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 1997. From June 1992 until July 1997, Mr. Rankin was an analyst for Glickenhaus & Co.

DEBORAH TURNER CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Before 1996, Ms. Turner was employed as a research analyst for Heine Securities corporation, the Funds' former manager.

DAVID J. WINTERS CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL Mr. Winters has been a member of the management team of the Funds since 1987, and is the portfolio manager with primary responsibility for the investments of Mutual Shares Fund and Mutual Discovery Fund. Mr. Winters also shares primary responsibility for the investments of Mutual Beacon Fund and Mutual European Fund. He joined Franklin Templeton Investments in 1996. Before 1996, Mr. Winters was employed as a research analyst for Heine Securities Corporation, the Funds' former manager.

Each Fund pays Franklin Mutual a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2001.


                           MANAGEMENT
                          FEES PAID (%)
---------------------------------------
Mutual Beacon                0.60
Mutual Discovery             0.80
Mutual European              0.80
Mutual Financial Services    0.80
Mutual Qualified             0.60
Mutual Shares                0.60



[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund intends to pay an income dividend from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.
BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


As global value funds and subject to certain limitations, any foreign taxes that the Mutual Discovery or the Mutual European Funds pay on their investments may be passed through to you as a foreign tax credit.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------


These tables present the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


MUTUAL BEACON FUND
   CLASS A                              YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                  2001    2000    1999    1998    1997
------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value, beginning of
year                              13.34   13.81   13.09   14.09   12.98
                               -----------------------------------------
  Net investment income             .16     .17     .17     .27     .23
  Net realized and unrealized
  gains                             .60    1.61    1.95      --    2.65
                               -----------------------------------------
Total from investment               .76    1.78    2.12     .27    2.88
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.15)   (.39)   (.21)   (.40)   (.51)
  Distributions from net
  realized gains                  (.94)  (1.86)  (1.19)   (.87)  (1.26)
                               -----------------------------------------
Total distributions              (1.09)  (2.25)  (1.40)  (1.27)  (1.77)
                               -----------------------------------------
Net asset value, end of year      13.01   13.34   13.81   13.09   14.09
                               =========================================

Total return (%)/2                 5.78   13.89   16.40    2.02   22.52

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     977,558 757,323 760,769 947,444 753,519
Ratios to average net
assets: (%)
  Expenses/(a)                     1.14    1.16    1.14    1.13    1.14
  Expenses excluding waiver
  and payments by affiliate        1.14    1.18    1.18    1.16    1.17
  Net investment income            1.12    1.20    1.18    1.89    1.58
Portfolio turnover rate (%)       55.25   62.11   67.61   65.27   54.72

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         1.13    1.13    1.13    1.11    1.09
  Expenses excluding waiver
  and  payments by affiliate       1.13    1.15    1.17    1.14    1.12


CLASS B/3
--------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year                 13.18   13.69   13.09
                               -------------------------
  Net investment income             .06    -        .05
  Net realized and unrealized
  gains                             .60    1.67    1.93
                               -------------------------
Total from investment               .66    1.67    1.98
operations
                               -------------------------
  Dividends from net
  investment income               (.10)   (.32)   (.19)
  Distributions from net
  realized gains                  (.94)  (1.86)  (1.19)
                               -------------------------

Total distributions              (1.04)  (2.18)  (1.38)
                               -------------------------
Net asset value, end of year      12.80   13.18   13.69
                               =========================

Total return (%)/4                 5.12   13.19   15.33

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      64,512  18,376   8,956
Ratios to average net
assets: (%)
  Expenses/(a)                     1.79    1.81    1.79
  Expenses excluding waiver
  and payments by affiliate        1.79    1.83    1.84
  Net investment income             .44     .58     .37
Portfolio turnover rate (%)       55.25   62.11   67.61

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         1.78    1.78    1.78
  Expenses excluding waiver
  and payments by affiliate        1.78    1.80    1.83


CLASS C
------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year                 13.28   13.75   13.04   14.04   12.98
                               -----------------------------------------
  Net investment income             .07     .08     .07     .18     .14
  Net realized and unrealized
  gains                             .60    1.61    1.94     .01    2.63
                               -----------------------------------------
Total from investment               .67    1.69    2.01     .19    2.77
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.07)   (.30)   (.12)   (.32)   (.45)
  Distributions from net
  realized gains                  (.94)  (1.86)  (1.18)   (.87)  (1.26)
                               -----------------------------------------
Total distributions              (1.01)  (2.16)  (1.30)  (1.19)  (1.71)
                               -----------------------------------------
Net asset value, end of year      12.94   13.28   13.75   13.04   14.04
                               =========================================
Total return (%)/2                 5.06   13.21   15.65    1.40   21.65

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     482,080 419,481 459,807 500,404 362,425
Ratios to average net
assets: (%)
  Expenses/(a)                     1.78    1.80    1.78    1.78    1.79
  Expenses excluding waiver
  and payments by affiliate        1.78    1.82    1.83    1.81    1.82
  Net investment income             .48     .56     .52    1.24     .92
Portfolio turnover rate (%)       55.25   62.11   67.61   65.27   54.72

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         1.77    1.77    1.77    1.76    1.74
  Expenses excluding waiver
  and payments by affiliate        1.77    1.79    1.82    1.79    1.77

1. Based on average weighted shares outstanding
2. Total return does not include sales charges.
3. Effective date of Class B shares was January 1, 1999.
4. Total return does not include sales charges and is not annualized.





MUTUAL QUALIFIED FUND


    CLASS A                             YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2001/1   2000/1   1999/1    1998   1997/1
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              16.56   16.87   16.42   18.14   16.23
                               -----------------------------------------
  Net investment income             .17     .18     .17     .35     .28
  Net realized and unrealized
  gains                            1.12    1.98    1.99   (.35)    3.63
                               -----------------------------------------
Total from investment              1.29    2.16    2.16     .00    3.91
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.14)   (.49)   (.23)   (.39)   (.60)
  Distributions from net
  realized gains                 (1.27)  (1.98)  (1.48)  (1.33)  (1.40)
                               -----------------------------------------
Total distributions              (1.41)  (2.47)  (1.71)  (1.72)  (2.00)
                               -----------------------------------------
Net asset value, end of year      16.44   16.56   16.87   16.42   18.14
                               =========================================

Total return (%)/2                 7.85   13.81   13.27     .15   24.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    482,182  443,655  471,313  570,143  452,590
Ratios to average net assets:
(%)
  Expenses/(a)                     1.15    1.15    1.14    1.12    1.14
  Expenses excluding waiver
  and payments by affiliate        1.15    1.18    1.19    1.15    1.17
Net investment income               .94    1.08     .97    1.66    1.48
Portfolio turnover rate (%)       52.64   54.73   59.84   66.84   52.76

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         1.14    1.13    1.11    1.11    1.10
  Expenses excluding waiver
  and payments by affiliate        1.14    1.16    1.16    1.14   1.13/2

CLASS B/3
--------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 16.44   16.78   16.42
                               -------------------------
  Net investment income             .04     .08     .03
  Net realized and unrealized
  gains                            1.13    1.96    2.01
                               -------------------------
Total from investment              1.17    2.04    2.04
operations
                               -------------------------
  Dividends from net
  investment income               (.09)   (.40)   (.20)
  Distributions from net
  realized gains                 (1.27)  (1.98)  (1.48)
                               -------------------------
Total distributions              (1.36)  (2.38)  (1.68)
                               -------------------------
Net asset value, end of year      16.25   16.44   16.78
                               =========================

Total return (%)/4                  7.17   13.12   12.55

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      20,581   6,278   4,168
Ratios to average net
assets: (%)
  Expenses/(a)                     1.80    1.80    1.81
  Expenses excluding waiver
  and payments by affiliate        1.80    1.82    1.86
  Net investment income             .24     .45     .20
Portfolio turnover rate (%)       52.64   54.73   59.84

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         1.79    1.78    1.78
  Expenses excluding waiver
  and payments by affiliate        1.79    1.80    1.83

CLASS C
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 16.49   16.80   16.35   18.09   16.23
                               -----------------------------------------
  Net investment income             .05     .07     .05     .24     .16
  Net realized and unrealized
  gains                            1.12    1.97    1.98   (.37)    3.63

                               -----------------------------------------
Total from investment              1.17    2.04    2.03   (.13)    3.79
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.03)   (.37)   (.10)   (.28)   (.53)
  Distributions from net
  realized gains                 (1.27)  (1.98)  (1.48)  (1.33)  (1.40)
                               -----------------------------------------
Total distributions              (1.30)  (2.35)  (1.58)  (1.61)  (1.93)
                               -----------------------------------------
Net asset value, end of year      16.36   16.49   16.80   16.35   18.09
                               =========================================

Total return (%)/2                  7.16   13.11   12.54   (.58)   23.66

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    251,798  220,838  264,902  322,609  231,721
Ratios to average net
assets: (%)
  Expenses/(a)                     1.79    1.79    1.80    1.77    1.79
  Expenses excluding waiver
  and payments by affiliate        1.79    1.82    1.84    1.80    1.82
  Net investment income             .30     .44     .32    1.01     .84
Portfolio turnover rate (%)       52.64   54.73   59.84   66.84   52.76

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         1.78    1.77    1.77    1.76    1.75
  Expenses excluding waiver
  and payments by affiliate        1.78    1.80    1.81    1.79    1.78

1. Based on average weighted shares outstanding.
2. Total return does not include sales charges.
3. Effective date of Class B shares was January 1, 1999.
4. Total return does not include sales charges and is not annualized.



MUTUAL SHARES FUND


    CLASS A                            YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------
                            2001/1     2000/1      1999/1     1998     1997/1
-----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year              19.73      20.38     19.50     21.26    18.56
                           --------------------------------------------------
  Net investment income          .22        .27       .26       .40      .34
  Net realized and
unrealized gains                 .95       2.22      2.54     (.41)     4.43
                           --------------------------------------------------
Total from investment
operations                      1.17       2.49      2.80     (.01)     4.77
                           --------------------------------------------------
  Dividends from net
  investment income            (.18)      (.63)     (.34)     (.46)    (.49)
  Distributions from net
  realized gains              (1.35)     (2.51)    (1.58)    (1.29)   (1.58)
                           --------------------------------------------------
Total distributions           (1.53)     (3.14)    (1.92)    (1.75)   (2.07)
                           --------------------------------------------------
Net asset value, end of        19.37      19.73     20.38     19.50    21.26
year
                           ==================================================

Total return (%)/2               5.94      13.42     14.57       .06    26.03

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                1,580      1,283     1,366     1,510    1,043
Ratios to average net
assets: (%)
  Expenses/(a)                  1.13       1.14      1.12      1.11     1.11
  Expenses excluding
  waiver and payments by        1.13       1.17      1.16      1.15     1.14
  affiliate
  Net investment income         1.05       1.34      1.23      1.78     1.58
Portfolio turnover rate        52.98      63.22     66.24     69.46    49.61
(%)

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                      1.12       1.11      1.10      1.08     1.07
  Expenses excluding
waiver and payments by          1.12       1.14      1.14      1.12     1.10
affiliate

CLASS B/3
----------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year               19.56     20.26     19.50
                           -------------------------------
  Net investment income           .08       .14       .09
  Net realized and
  unrealized gains                .95      2.20      2.55
                           -------------------------------
Total from investment
operations                       1.03      2.34      2.64
                           -------------------------------
  Dividends from net
  investment income             (.12)     (.53)     (.30)
  Distributions from net
  realized gains               (1.35)    (2.51)    (1.58)

                           -------------------------------
Total distributions            (1.47)    (3.04)    (1.88)
                           -------------------------------
Net asset value, end of         19.12     19.56     20.26
year
                           ===============================

Total return (%)/4               5.26     12.69     13.76

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   126,579    34,778    21,634
Ratios to average net
assets: (%)
  Expenses(a)                    1.78      1.79      1.77
  Expenses excluding
  waiver and payments by         1.78      1.82      1.81
  affiliate
  Net investment income           .37       .70       .46
Portfolio turnover rate         52.98     63.22     66.24
(%)

(a)Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       1.77      1.76      1.75
  Expenses excluding
  waiver and payments by         1.77      1.79      1.79
  affiliate

CLASS C
----------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year               19.63     20.29     19.41     21.18   18.56
                           -------------------------------------------------
  Net investment income           .08       .14       .12       .28     .20
  Net realized and
  unrealized gains                .95      2.20      2.53     (.43)    4.42

                           -------------------------------------------------
Total from investment
operations                       1.03      2.34      2.65     (.15)    4.62
                           -------------------------------------------------
  Dividends from net
  investment income             (.05)     (.49)     (.20)     (.33)   (.42)
  Distributions from net
  realized gains               (1.35)    (2.51)    (1.57)    (1.29)  (1.58)
                           -------------------------------------------------
Total distributions            (1.40)    (3.00)    (1.77)    (1.62)  (2.00)
                           -------------------------------------------------
Net asset value, end of         19.26     19.63     20.29     19.41   21.18
year
                           =================================================

Total return (%)/2                5.26     12.68     13.87     (.59)   25.17

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                   885,658   759,477   890,712   993,931 636,838
Ratios to average net
assets: (%)
  Expenses/(a)                   1.78      1.78      1.76      1.76    1.76
  Expenses excluding
  waiver and payments by         1.78      1.81      1.80      1.80    1.79
  affiliate
  Net investment income           .40       .70       .59      1.12     .92
Portfolio turnover rate         52.98     63.22     66.24     69.46   49.61
(%)

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       1.77      1.75      1.74      1.73    1.72
  Expenses excluding
  waiver and payments by         1.77      1.78      1.78      1.77    1.75
  affiliate

1. Based on average weighted shares outstanding.
2. Total return does not include sales charges.
3. Effective date of Class B shares was January 1, 1999.
4. Total return does not include sales charges and is not annualized.



MUTUAL DISCOVERY FUND


    CLASS A                             YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2001/1   2000/1   1999/1    1998   1997/1
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 18.83   21.00   17.19   18.83   17.15
                               -----------------------------------------
  Net investment income             .30     .28     .18     .32     .27
  Net realized and unrealized
  gains                           (.14)    2.14    4.30   (.74)    3.54
                               -----------------------------------------
Total from investment               .16    2.42    4.48   (.42)    3.81
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.28)   (.55)   (.35)   (.41)   (.77)
  Distributions from net
  realized gains                  (.63)  (4.04)   (.32)   (.81)  (1.36)
                               -----------------------------------------
Total distributions               (.91)  (4.59)   (.67)  (1.22)  (2.13)
                               -----------------------------------------
Net asset value, end of year      18.08   18.83   21.00   17.19   18.83
                               =========================================

Total return (%)/2                  .86   12.27   26.38  (2.37)   22.54

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     911,434 877,528 844,462 859,848 693,952
Ratios to average net
assets: (%)
  Expenses/(a)                     1.39    1.40    1.40    1.36    1.33
  Expenses excluding waiver
  and payments by affiliate        1.39    1.42    1.46    1.39    1.35
  Net investment income            1.57    1.30     .98    1.46    1.39
Portfolio turnover rate (%)       59.32   75.34   87.67   83.57   58.15

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         1.37    1.37    1.38    1.35    1.33
  Expenses excluding waiver
  and payments by affiliate        1.37    1.39    1.44    1.38    1.35


CLASS B/3
--------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 18.66   20.90   17.19
                               -------------------------
  Net investment income             .16     .15     .01
  Net realized and unrealized
  gains                           (.12)    2.11    4.33
                               -------------------------
Total from investment               .04    2.26    4.34
operations
                               -------------------------
  Dividends from net
  investment income               (.20)   (.46)   (.31)
  Distributions from net
  realized gains                  (.63)  (4.04)   (.32)
                               -------------------------
Total distributions               (.83)  (4.50)   (.63)
                               -------------------------
Net asset value, end of year      17.87   18.66   20.90
                               =========================

Total return (%)/4                   .21   11.50   25.55

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      41,346  19,949   8,090
Ratios to average net
assets: (%)
  Expenses/(a)                     2.04    2.05    2.05
  Expenses excluding waiver
  and payments by affiliate        2.04    2.07    2.11
  Net investment income             .85     .70     .08
Portfolio turnover rate (%)       59.32   75.34   87.67

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         2.02    2.02    2.03
  Expenses excluding waiver
and                                2.02    2.04    2.09
  payments by affiliate

CLASS C
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                 18.77   20.95   17.15   18.79   17.17
                               -----------------------------------------
  Net investment income             .18     .14     .06     .23     .15
  Net realized and unrealized
  gains                           (.13)    2.13    4.28   (.75)    3.52
                               -----------------------------------------
Total from investment               .05    2.27    4.34   (.52)    3.67
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.16)   (.41)   (.22)   (.31)   (.69)
  Distributions from net
  realized gains                  (.63)  (4.04)   (.32)   (.81)  (1.36)
                               -----------------------------------------
Total distributions               (.79)  (4.45)   (.54)  (1.12)  (2.05)
                               -----------------------------------------
Net asset value, end of year      18.03   18.77   20.95   17.15   18.79
                               =========================================
Total return (%)/2                   .25   11.53   25.57  (2.97)   21.70

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     561,808 554,968 541,919 563,761 402,625
Ratios to average net
assets: (%)
  Expenses/(a)                     2.03    2.04    2.04    2.01    1.98
  Expenses excluding waiver
  and payments by affiliate        2.03    2.07    2.10    2.03    2.00
  Net investment income             .93     .65     .35     .81     .74
Portfolio turnover rate (%)       59.32   75.34   87.67   83.57   58.15

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         2.01    2.01    2.02    2.00    1.98
  Expenses excluding waiver and
  payments by affiliate            2.01    2.04    2.08    2.02    2.00


1. Based on average weighted shares outstanding.
2. Total return does not include sales charges
3. Effective date of Class B shares was January 1, 1999.
4. Total return does not include sales charges and is not annualized.



MUTUAL FINANCIAL SERVICES FUND


    CLASS A                                   YEAR ENDED DECEMBER  31,
------------------------------------------------------------------------
                                 2001    2000    1999    1998    1997/1
------------------------------------------------------------------------
PER SHARE DATA/2 ($)
Net asset value,
beginning of year                 16.35   13.07   12.87   12.27   10.00
                               -----------------------------------------
  Net investment income             .19     .18     .11     .17     .03
  Net realized and unrealized
  gains                            1.71    3.87     .45     .69    2.35
                               -----------------------------------------
Total from investment              1.90    4.05     .56     .86    2.38
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.18)   (.19)   (.14)   (.15)   (.02)
  Distributions from net
  realized gains                 (1.41)   (.58)   (.22)   (.11)   (.09)
                               -----------------------------------------
Total distributions              (1.59)   (.77)   (.36)   (.26)   (.11)
                               -----------------------------------------
Net asset value, end of year      16.66   16.35   13.07   12.87   12.27
                               =========================================
Total return (%)/3                11.85   31.90    4.35    6.90   23.83

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                    167,903  131,331  107,935 164,989  78,249
Ratios to average net
assets: (%)
  Expenses/(a)                     1.45    1.59    1.42    1.36   1.35/4
  Expenses excluding waiver
  and payments by affiliate        1.45    1.59    1.55    1.45   1.97/4
  Net investment income            1.08    1.30     .82    1.42   1.02/4
Portfolio turnover rate (%)       83.41   53.65   81.81  136.76   42.26

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         1.44    1.58    1.40    1.35   1.35/4
  Expenses excluding waiver
  and payments by affiliate        1.44    1.58    1.53    1.44   1.97/4

CLASS B/5
--------------------------------------------------------------
PER SHARE DATA/2 ($)
Net asset value,
beginning of year                 16.21   13.00   12.87
                               -------------------------
  Net investment income             .07     .09     .03
  Net realized and unrealized
  gains                            1.70    3.83     .44
                               -------------------------
Total from investment              1.77    3.92     .47
operations
                               -------------------------
  Dividends from net
  investment income               (.10)   (.13)   (.12)
  Distributions from net
  realized gains                 (1.41)   (.58)   (.22)
                               -------------------------
Total distributions              (1.51)   (.71)   (.34)
                               -------------------------
Net asset value, end of year      16.47   16.21   13.00
                               =========================

Total return (%)/3                 11.16   31.00    3.69

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      11,212   4,429   1,065
Ratios to average net
assets: (%)
  Expenses/(a)                     2.10    2.24    2.08
  Expenses excluding waiver
  and payments by affiliate        2.10    2.24    2.21
  Net investment income             .42     .62     .19
Portfolio turnover rate (%)       83.41   53.65   81.81

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         2.09    2.23    2.06
  Expenses excluding waiver and
  payments by affiliate            2.09    2.23    2.19


CLASS C
-------------------------------------------------------------------------
PER SHARE DATA/2 ($)
Net asset value,
beginning of year                 16.32   13.05   12.83   12.26    10.00
                               ------------------------------------------
  Net investment income             .07     .09     .02     .08      .01
  Net realized and unrealized
  gains                            1.71    3.86     .46     .68     2.35
                               ------------------------------------------
Total from investment              1.78    3.95     .48     .76     2.36
operations
                               ------------------------------------------
  Dividends from net
  investment income               (.06)   (.10)   (.04)   (.08)    (.01)
  Distributions from net
  realized gains                 (1.41)   (.58)   (.22)   (.11)    (.09)
                               ------------------------------------------
Total distributions              (1.47)   (.68)   (.26)   (.19)    (.10)
                               ------------------------------------------
Net asset value, end of year      16.63   16.32   13.05   12.83    12.26
                               ==========================================
Total return (%)/3                 11.15   31.08    3.75    6.13    23.57

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                     106,248  94,851  88,773 127,717   43,207
Ratios to average net
assets: (%)
  Expenses/(a)                     2.09    2.23    2.06    2.01    2.00/4
  Expenses excluding waiver
  and payments by affiliate        2.09    2.23    2.19    2.10    2.62/4
  Net investment income             .43     .67     .18     .77     .37/4
Portfolio turnover rate (%)       83.41   53.65   81.81  136.76    42.26

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         2.08    2.22    2.04    2.00    2.00/4
  Expenses excluding waiver and
  payments by affiliate            2.08    2.22    2.17    2.09    2.62/4

1. For the period August 19, 1997 (effective date) to December 31, 1997.
2. Based on average weighted shares outstanding.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.
5. Effective date of Class B shares was January 1, 1999.


MUTUAL EUROPEAN FUND


    CLASS A                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
                                2001/1   2000/1   1999/1    1998   1997/1
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              15.36   16.75   12.47   12.56   11.38
                               -----------------------------------------
  Net investment income             .28     .28     .19     .27     .24
  Net realized and unrealized
  gains                          (1.06)    1.97    5.43     .29    2.31
                               -----------------------------------------
Total from investment             (.78)    2.25    5.62     .56    2.55
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.27)   (.48)   (.45)   (.29)   (.81)
  Distributions from net
  realized gains                  (.04)  (3.16)   (.89)   (.36)   (.56)
                               -----------------------------------------
Total distributions               (.31)  (3.64)  (1.34)   (.65)  (1.37)
                               -----------------------------------------
Net asset value, end of year      14.27   15.36   16.75   12.47   12.56
                               =========================================

Total return (%)/2                (5.05)   14.07   46.05    4.15   22.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                          254,632 223,831 177,217 170,486  93,231
Ratios to average net assets:
(%)
  Expenses/(a)                     1.40    1.38    1.40    1.40    1.37
  Expenses excluding waiver
  and payments by affiliate        1.40    1.39    1.44    1.40    1.39
  Net investment income            1.88    1.56    1.36    1.68    1.84
Portfolio turnover rate (%)       52.15  111.83  127.05   97.62   98.12

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                         1.39    1.38    1.39    1.40    1.37
  Expenses excluding waiver
  and payments by affiliate        1.39    1.39    1.43    1.40    1.39


CLASS B/3
--------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              15.19   16.66   12.47
                               -------------------------
  Net investment income             .18     .16     .01
  Net realized and unrealized
  gains                          (1.03)    1.95    5.50
                               -------------------------
Total from investment             (.85)    2.11    5.51
operations
                               -------------------------
  Dividends from net
  investment income               (.21)   (.42)   (.43)
  Distributions from net
  realized gains                  (.04)  (3.16)   (.89)
                               -------------------------
Total distributions               (.25)  (3.58)  (1.32)
                               -------------------------
Net asset value, end of year      14.09   15.19   16.66
                               =========================

Total return (%)/4                (5.66)   13.31   45.17

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                           12,960   6,655   1,039
Ratios to average net
assets: (%)
  Expenses/(a)                     2.03    2.03    2.05
  Expenses excluding waiver
  and payments by affiliate        2.03    2.04    2.09
  Net investment income            1.20     .92     .04
Portfolio turnover rate (%)       52.15  111.83  127.05

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         2.02    2.03    2.04
  Expenses excluding waiver
  and payments by affiliate        2.02    2.04    2.08


CLASS C
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of
year                              15.37   16.75   12.45   12.52   11.38
                               -----------------------------------------
  Net investment income             .19     .16     .10     .21     .13
  Net realized and unrealized
  gains                          (1.06)    1.99    5.44     .31    2.33
                               -----------------------------------------
Total from investment             (.87)    2.15    5.54     .52    2.46
operations
                               -----------------------------------------
  Dividends from net
  investment income               (.17)   (.37)   (.35)   (.23)   (.76)
  Distributions from net
  realized gains                  (.04)  (3.16)   (.89)   (.36)   (.56)
                               -----------------------------------------
Total distributions               (.21)  (3.53)  (1.24)   (.59)  (1.32)
                               -----------------------------------------

Net asset value, end of year      14.29   15.37   16.75   12.45   12.52
                               =========================================

Total return (%)/2                (5.65)   13.42   45.40    3.74   21.79

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                         117,238  127,408  103,987  96,555  49,174
Ratios to average net assets:
(%)
  Expenses/(a)                     2.04    2.02    2.04    2.05    2.02
  Expenses excluding waiver
  and payments by affiliate        2.04    2.03    2.08    2.05    2.05
  Net investment income            1.27     .92     .71    1.00    1.03
Portfolio turnover rate (%)       52.15  111.83  127.05   97.62   98.12

(a)/Excluding dividend expense on securities sold short, ratios to average net assets:
(%)
  Expenses                         2.03    2.02    2.03    2.05    2.02
  Expenses excluding waiver
  and payments by affiliate        2.03    2.03    2.07    2.05    2.05

1. Based on average weighted shares outstanding.
2. Total return does not include sales charges.
3. Effective date of Class B shares was January 1, 1999.
4. Total return does not include sales charges and is not annualized.



YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A             CLASS B            CLASS C           CLASS R
------------------------------------------------------------------------------
o  Initial          o  No initial      o  Initial        o  No initial
   sales charge of     sales charge       sales charge      sales charge
   5.75% or less                          of 1%

o  Deferred         o  Deferred        o  Deferred       o  Except for
   sales charge of     sales charge       sales charge      ValuSelect
   1% on purchases     of 4% on           of 1% on          plans, and plans
   of $1 million       shares you         shares you        for which
   or more sold        sell within        sell within       Franklin
   within 18           the first          18 months         Templeton
   months.             year,                                Investments
                       declining to                         provides record
                       1% within six                        keeping,
                       years and                            deferred sales
                       eliminated                           charge of 1% on
                       after that                           shares you sell
                                                            within 18 months
                                                            (charged at plan
                                                            level based on
                                                            initial investment
                                                            for Qualified
                                                            plans).

o  Lower annual     o  Higher          o  Higher         o  Higher annual
   expenses than       annual             annual            expenses than
   Class B, C or R     expenses than      expenses than     Class A due to
   due to lower        Class A (same      Class A (same     higher
   distribution        as Class C)        as Class B)       distribution
   fees                due to higher      due to higher     fees (lower than
                       distribution       distribution      Class B and
                       fees.              fees. No          Class C). No
                       Automatic          conversion to     conversion to
                       conversion to      Class A           Class A shares,
                       Class A shares     shares, so        so annual
                       after eight        annual            expenses do not
                       years,             expenses do       decrease.
                       reducing           not decrease.
                       future annual
                       expenses.

               MUTUAL SHARES AND DISCOVERY BEGAN OFFERING CLASS R
                           SHARES ON JANUARY 1, 2002.


SALES CHARGES - CLASS A

                               THE SALES CHARGE
                                MAKES UP THIS %    WHICH EQUALS THIS
                                OF THE OFFERING     % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT         PRICE            INVESTMENT
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1 million       2.00               2.04



INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 60), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 60).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER     THIS % IS DEDUCTED FROM
BUYING THEM                      YOUR PROCEEDS AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 60). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.


RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts, when such retirement plans are ineligible to purchase Class R shares.


DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT  THE OFFERING PRICE   YOUR NET INVESTMENT
--------------------------------------------------------------------
Under $1 million             1.00                 1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
      IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 60).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:

o Qualified Retirement Plans, including 401(k), profit sharing, money purchase pension and defined benefit plans; ERISA covered 403(b)s, and; certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified plans, such as 457 plans and executive deferred compensation arrangements, with assets less than $20 million;

o ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets less than $10 million; and

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO, or a rollover of assets from a same employer sponsored Franklin Templeton money purchase plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan.

MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC Except for ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares you sell within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Qualified plans. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R


The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 68 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

     TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                              ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.


Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------

Retirement accounts including           no minimum   no minimum
Qualified plans (other than IRAs, IRA
rollovers, Education IRAs or Roth IRAs)
------------------------------------------------------------------

IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

  PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                             STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 66). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.



BUYING SHARES
----------------------------------------------------------------------
                     OPENING AN ACCOUNT      ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of
hands shaking]

THROUGH YOUR         Contact your            Contact your investment
INVESTMENT           investment              representative
REPRESENTATIVE       representative
----------------------------------------------------------------------
[Insert graphic of   If you have another     Before requesting a
phone and computer]  Franklin Templeton      telephone or online
                     fund account with your  purchase into an
BY PHONE/ONLINE      bank account            existing account,
                     information on file,    please make sure we
(Up to $100,000 per  you may open a new      have your bank account
shareholder per day) account by phone. At    information on file. If
                     this time, a new        we do not have this
1-800/632-2301       account may not be      information, you will
                     opened online.          need to send written
franklintempleton.com                        instructions with your
                     To make a same day      bank's name and
NOTE:  CERTAIN       investment, your phone  address, a voided check
ACCOUNT TYPES ARE    order must be received  or savings account
NOT AVAILABLE FOR    and accepted by us by   deposit slip, and a
ONLINE ACCOUNT       1:00 p.m. Pacific time  signature guarantee if
ACCESS               or the close of the     the bank and Fund
                     New York Stock          accounts do not have at
                     Exchange, whichever is  least one common owner.
                     earlier.
                                             To make a same day investment, your
                                             phone or online order must be
                                             received and accepted by us by 1:00
                                             p.m. Pacific time or the close of
                                             the New York Stock Exchange,
                                             whichever is earlier.
----------------------------------------------------------------------
                     Make your check         Make your check payable
[Insert graphic of   payable to the Fund.    to the Fund. Include
envelope]                                    your account number on
                     Mail the check and      the check.
BY MAIL              your signed
                     application to          Fill out the deposit
                     Investor Services.      slip from your account
                                             statement. If you do not have a
                                             slip, include a note with your
                                             name, the Fund name, and your
                                             account number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
[Insert graphic of   Call  to receive a      Call to receive a wire
three lightning      wire control number     control number and wire
bolts]               and wire                instructions.
                     instructions.
                                             To make a same day wire
                     Wire the funds and      investment, please call
BY WIRE              mail your signed        us by 1:00 p.m. Pacific
                     application to          time and make sure your
1-800/632-2301       Investor Services.      wire arrives by 3:00
(or 1-650/312-2000   Please include the      p.m.
collect)             wire control number or
                     your new account
                     number on the
                     application.

                     To make a same day wire
                     investment, please call
                     us by 1:00 p.m. Pacific
                     time and make sure your
                     wire arrives by 3:00
                     p.m.
----------------------------------------------------------------------


[Insert graphic of   Call Shareholder        Call Shareholder Services
two arrows pointing  Services at the number  at the number below or our
in opposite          below, or send signed   automated TeleFACTS system, or
directions]          written instructions.   send signed written
BY EXCHANGE          You also may place an   instructions. You also
                     online exchange order.  may place an online
TeleFACTS(R)         The TeleFACTS system    exchange order.
1-800/247-1753       cannot be used to open
(around-the-clock    a new account.          (Please see page 68 for
access)                                      information on
                     (Please see page 68     exchanges.)
Our Website          for information on
franklintempleton.   exchanges.)
com
----------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                         ST. PETERSBURG, FL 33733-8030]
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. ValuSelect plans and other retirement plans where Franklin Templeton Investments has contracted with the plan sponsor to provide participant level recordkeeping may direct distributions to Class A shares if Class R shares are not offered by that fund.


RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


For ValuSelect plans and other retirement plans where Franklin Templeton Investments has contracted with the plan sponsor to provide participant level recordkeeping, you may exchange your Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 74).


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts
                      may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both
                      Class A and B shares, also specify the
                      class of shares, otherwise we will sell
                      your Class A shares first. Be sure to
                      include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for $100,000
phone and computer]   or less, you do not hold share
                      certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton.com A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.


---------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online
three                 to have redemption proceeds sent to a
lightning bolts]      bank account. See the policies above
                      for selling shares by mail, phone, or
BY ELECTRONIC FUNDS   online.
TRANSFER (ACH)
                      Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.
                      If we do not have this information,
                      you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds sent
                      by ACH generally will be available within two
                      to three business days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund
two arrows pointing   you areconsidering. Prospectuses are available
in opposite            online at franklintempleton.com.
directions]
BY EXCHANGE           Call Shareholder Services at the number
                      below or our automated TeleFACTS
TeleFACTS(R)          system, or send signed written
1-800/247-1753        instructions. You also may place an
(around-the-clock     exchange order online.  See the
access)               policies above for selling shares by
                      mail, phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 67).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.


JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o Purchase Fund shares by debiting a bank account that may be owned by you; and
o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


MARKET TIMERS The Funds do not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Funds, its manager or shareholder services agent, will be issued a written notice of their status and each Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Identified Market Timers who redeem or exchange their shares of the Discovery and European Funds within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


                             CLASS A      CLASS B   CLASS C  CLASS R
----------------------------------------------------------------------
COMMISSION (%)               ---          4.00      2.00/4   1.00/6
Investment under $50,000     5.00         ---       ---      ---
$50,000 but under $100,000   3.75         ---       ---      ---
$100,000 but under $250,000  2.80         ---       ---      ---
$250,000 but under $500,000  2.00         ---       ---      ---
$500,000 but under $1        1.60         ---       ---      ---
million
$1 million or more        up to 1.00/1    ---       ---      ---
12B-1 FEE TO DEALER          0.25/2       0.25/3    1.00/5   0.35/6


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase.
2. Each Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Commission includes advance of the first year's 0.25% 12b-1 service fee.
5. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.
6. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if they forego the prepaid commission.




[Insert graphic of question mark]QUESTIONS

If you have any questions about the Funds or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                            HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
----------------------------------------------------------------
Shareholder Services     1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                           6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information         1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)  6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services      1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753    (around-the-clock access)



FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-5387                              MS P 05/02






Prospectus

Franklin Mutual Series Fund Inc.

CLASS Z

INVESTMENT STRATEGY

GROWTH & INCOME o VALUE   Mutual Beacon Fund
                          Mutual Financial Services Fund
                          Mutual Qualified Fund
                          Mutual Shares Fund

      GLOBAL o VALUE      Mutual Discovery Fund
                          Mutual European Fund



MAY 1, 2002






[Insert Franklin Templeton Investments logo]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

2          Mutual Beacon Fund; Mutual Qualified Fund; Mutual Shares Fund;
           Mutual Discovery Fund

13         Mutual Financial Services Fund


21         Mutual European Fund

30         More Information on Investment
           Policies, Practices and Risks

34         Management

36         Distributions and Taxes

38         Financial Highlights


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]


44         Qualified Investors

47         Buying Shares

49         Investor Services

53         Selling Shares

55         Account Policies

59         Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

MUTUAL BEACON FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The principal investment goal of Mutual Beacon, Mutual Qualified and Mutual Shares is capital appreciation, which may occasionally be short-term. Their secondary goal is income. Mutual Discovery's investment goal is capital appreciation.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Funds invest mainly in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, each Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, each Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Funds invest primarily in securities of companies the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest, However, the Funds invest primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. Each Fund also may invest a significant portion of its assets in small-cap companies.


While the Funds generally purchase securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes a Fund may benefit.


The Funds may invest a substantial portion (up to 35%) of their assets in foreign securities and Mutual Discovery may invest significantly (up to 100%) in foreign equity and debt securities, which may include sovereign debt and participations in foreign government debt. The Funds generally seek to hedge (protect) against currency risks, largely using forward currency exchange contracts.

Each Fund invests in debt securities to a lesser extent than its investments in equity securities. The Funds may invest in debt securities in any rating category established by an independent rating agency, including lower-rated (or comparable unrated) or defaulted debt securities (junk bonds). The Funds' investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds or other indebtedness of such companies. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.


PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy for each of the Funds. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Funds may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.


DIFFERENCES BETWEEN THE FUNDS Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size, second, each Fund has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Generally Mutual Shares will have the lowest portion of assets in foreign securities, Mutual Qualified and Mutual Beacon each respectively have increasingly larger portions in foreign securities and Mutual Discovery may invest a significant portion of its assets in foreign securities. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

VALUE INVESTING Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Funds' bargain-driven focus may result in a Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.

RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time a Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Funds hold fluctuate in price, the value of your investment in a Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Funds and affect their share price, are discussed in more detail beginning on page 30.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Funds, generally have more risk than higher-rated securities.

They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


These bar charts and tables show the volatility of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


MUTUAL BEACON FUND

CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


22.92%  22.93%  5.61%  25.89%  21.19%  22.99%  2.37%  16.79% 14.33%  6.11%
--------------------------------------------------------------------------
  92      93     94     95      96      97      98     99     00     01
                                YEAR


[Begin callout]
BEST
QUARTER:
Q4 '98  12.58%

WORST
QUARTER:
Q3 '98  -17.54%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Beacon Fund - Class Z
Return Before Taxes                     6.11%    12.27%    15.82%
Return After Taxes on Distributions     3.93%     8.83%    12.59%
Return After Taxes on Distributions     4.89%     8.85%    12.09%
  and Sale of Fund Shares
S&P 500(R)Index/2                     -11.88%    10.70%    12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2002, the Fund's year-to-date return was 2.99%.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL QUALIFIED FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


22.70%  22.71%  5.73%  25.45%  22.30%  24.92%  0.50%  13.64%  14.25%  8.21%
-----------------------------------------------------------------------------
92      93      94     95      96      97      98     99      00      01
                               YEAR


[Begin callout]
BEST
QUARTER:
Q2 '99  13.41%

WORST
QUARTER:
Q3 '98  -17.70%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Qualified Fund - Class Z
Return Before Taxes                     8.21%    12.02%    15.72%
Return After Taxes on Distributions     5.95%     8.85%    12.40%
Return After Taxes on Distributions     6.24%     8.82%    11.96%
  and Sale of Fund Shares
S&P 500(R)Index/2                     -11.88%    10.70%    12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.


1. As of March 31, 2002, the Fund's year-to-date return was 3.52%.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL SHARES FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


21.32%  20.99% 4.55%  29.11%  20.76%  26.38%  0.45%  15.00%  13.83%  6.32%
--------------------------------------------------------------------------
92      93     94     95      96      97      98     99      00      01
                               YEAR


[Begin callout]
BEST
QUARTER:
Q4 '98  13.34%

WORST
QUARTER:
Q3 '98  -16.96%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                      1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares Fund - Class Z
Return Before Taxes                     6.32%    12.06%    15.51%
Return After Taxes on Distributions     4.05%     8.94%    12.09%
Return After Taxes on Distributions     4.76%     8.83%    11.67%
  and Sale of Fund Shares
S&P 500(R)Index/2                     -11.88%    10.70%    12.93%
  (index reflects no deduction for
  fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2002, the Fund's year-to-date return was 2.52%.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


MUTUAL DISCOVERY FUND
CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


35.85%    3.62%    28.63%  24.93%   22.94%  -1.90%   26.80%  12.59%   1.26
------------------------------------------------------------------------------
   93        94      95       96      97       98      99       00      01
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q4 '99  14.23%


WORST
QUARTER:
Q3 '98  -19.44%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001
                                                           SINCE
                                                          INCEPTION
                                      1 YEAR    5 YEARS   12/31/92
--------------------------------------------------------------------
Mutual Discovery Fund - Class Z
Return Before Taxes                     1.26%    11.76%    16.47%
Return After Taxes on Distributions    -0.34%     8.59%    13.40%
Return After Taxes on Distributions     1.19%     8.46%    12.69%
  and Sale of Fund Shares
S&P 500(R)Index/2                     -11.88%    10.70%    12.93%
MSCI World Index/3                    -16.52%     5.74%     8.52%
  (indexes reflect no deduction for
  fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. A Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2002, the Fund's year-to-date return was 4.67%.
All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) World Index tracks the performance of approximately 1500 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       MUTUAL
                                   BEACON   QUALIFIED  SHARES    DISCOVERY
---------------------------------------------------------------------------
CLASS Z
Maximum sales charge (load)
imposed on                         None     None       None      None
 purchases
Redemption Fee/1                   None     None       None      2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                       MUTUAL
                                   BEACON   QUALIFIED  SHARES    DISCOVERY
---------------------------------------------------------------------------
Management fees                    0.60%    0.60%      0.60%     0.80%
Distribution and service (12b-1)   None     None       None      None
fees
Other expenses                     0.19%    0.20%      0.18%     0.24%
                                   ----------------------------------------
Total annual Fund operating        0.79%    0.80%      0.78%     1.04%
expenses
                                   ========================================

1. This fee is only for Market Timers (see page 57).


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  BEACON  QUALIFIED  MUTUAL     DISCOVERY
                                                     SHARES
--------------------------------------------------------------------------
If you sell your shares at the end of the period:
 1 Year                           $81       $82      $80        $106
 3 Years                          $252      $255     $249       $331
 5 Years                          $439      $444     $433       $574
 10 Years                         $978      $990     $966       $1,271


MUTUAL FINANCIAL SERVICES FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in financial services companies.


Following this value-oriented strategy, the Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, the Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in securities of financial services companies the manager believes are undervalued.
[End callout]

The Fund concentrates its investments in securities of companies in the financial services industry. Financial services companies are companies that, in the manager's view, derive at least 50% of their assets or revenues from the creation, purchase and sale of financial instruments. These companies include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies.

Because many companies in the financial services industry that meet the manager's investment criteria are smaller capitalization companies, the Fund may invest most of its assets in the securities of companies with market capitalization values (share price times the number of common stock shares outstanding) of $1.5 billion or less.

While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund invests in debt securities to a lesser extent than its investments in equity securities. The Fund may invest in debt securities in any rating category established by an independent rating agency, including lower-rated (or comparable unrated) or defaulted debt securities (junk bonds). The Fund's investments in Restructuring and Distressed Companies junk bonds or other indebtedness of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.


The Fund may invest a substantial portion (up to 35%) of its assets in foreign securities. The Fund generally seeks to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts.

PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

FINANCIAL SERVICES COMPANIES The Fund concentrates its investments in the financial service industry. As a result, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies.

Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

Insurance companies may be subject to heavy price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates.


The financial services industry is currently undergoing rapid change as existing distinctions between banking, insurance and brokerage businesses become blurred. In 2000, the Gramm-Leach-Bliley Act repealed the sections of the Glass-Steagall Act prohibiting banks and bank holding companies from engaging in certain securities-related businesses under certain circumstances. In addition, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund, but it is not possible to predict whether the effect will be beneficial or adverse. That depends not only upon how these changes affect the industry, but also how the particular securities in the Fund's portfolio are affected.


VALUE INVESTING Value investments may not increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.


SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital appreciation, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.


In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower-rated, in default, or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail beginning on page 30.


CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact performance.


LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally have more risk than higher-rated securities.


They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 4 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


    7.08%         4.70%       32.29%       12.31%
-----------------------------------------------------
      98           99           00           01
                       YEAR


[Begin callout]
BEST
QUARTER:
Q3 '00  22.27%

WORST
QUARTER:
Q3 '98  -17.75%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001
                                                  SINCE
                                                 INCEPTION
                                      1 YEAR     (8/19/97)
-------------------------------------------------------------
Mutual Financial Services Fund -
Class Z
Return Before Taxes                     12.31%     18.07%
Return After Taxes on Distributions      9.54%     16.19%
Return After Taxes on Distributions      8.73%     14.22%
  and Sale of Fund Shares
S&P 500 Financial Index/2              -11.88%      6.63%
S&P 500(R)Index/3                       -8.95%      9.56%
  (indexes reflect no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2002, the Fund's year-to-date return was 8.47%.
All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500 Financial Index includes all the financial stocks in the S&P 500 Index. It is a market value-weighted with dividends reinvested, nor is an index representative of the Fund's portfolio.

3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   CLASS Z
-----------------------------------------------------------------
Maximum sales charge (load) imposed on               None
purchases

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                   CLASS Z
-----------------------------------------------------------------
Management fees                                     0.80%
Distribution and service (12b-1) fees                None
Other expenses                                      0.30%
                                              -------------------
Total annual Fund operating expenses                1.10%
                                              ===================



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $112      $350      $606    $1,340



MUTUAL EUROPEAN FUND

[Insert graphic of bullseye and arrows]  GOALS AND STRATEGIES
                                         --------------------

GOALS The Fund's principal investment goal is capital appreciation, which may occasionally be short-term. Its secondary goal is income.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in securities of European companies.


Following this value-oriented strategy, the Fund primarily invests in:

o UNDERVALUED STOCKS Stocks trading at a discount to intrinsic value.

And, to a much smaller extent, the Fund also invests in:

o RESTRUCTURING COMPANIES Securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers.

o DISTRESSED COMPANIES Securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

[Begin callout]
The Fund invests primarily in equity securities of European companies that the manager believes are undervalued.
[End callout]


In pursuit of its value-oriented strategy, the Fund is not limited to pre-set maximums governing the size of the companies in which it may invest. However, the Fund invests primarily in mid- and large-cap companies with market capitalization values (share price times the number of common stock shares outstanding) greater than $1.5 billion. The Fund also may invest a substantial portion of its assets in small-cap companies.


The Fund defines European companies as issuers (i) organized under the laws of, or (ii) whose principal business operations are located in, or (iii) who earn at least 50% of their revenue from European countries. For purposes of the Fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe, and those regions of Russia and the former Soviet Union that are considered part of Europe. The Fund currently intends to invest primarily in securities of issuers in Western Europe and Scandinavia.


The Fund will normally invest in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world. The Fund generally seeks to hedge (protect) against currency risks, largely using forward currency exchange contracts.


While the Fund generally purchases securities for investment purposes, the manager may seek to influence or control management, or invest in other companies that do so, when the manager believes the Fund may benefit.


The Fund invests in debt securities to a lesser extent than its investments in equity securities. The Fund may invest in debt securities in any rating category established by an independent rating agency, including lower rated (or comparable unrated) or defaulted debt securities (junk bonds). The Fund's investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds or other indebtedness of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.


PORTFOLIO SELECTION The manager employs a research driven, fundamental value strategy. In choosing equity investments, the manager focuses on the market price of a company's securities relative to the manager's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings of comparable securities of both public or private companies. Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. The manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

[Insert graphic of chart with line going up and down]
MAIN RISKS
----------

STOCKS While stocks, as a class, have historically outperformed other types of investments over the long term, individual stock prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

VALUE INVESTING Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor among investors. The prices of debt obligations of Restructuring or Distressed Companies also may be "cheap" relative to the perceived value of the company's assets. The Fund may invest in such securities if the manager believes the market may have overreacted to adverse developments or failed to appreciate positive changes. Value investments may not, however, increase in price as anticipated by the manager, and may decline even further if other investors fail to recognize the company's value, or favor investing in faster-growing companies, or if the factors that the manager believes will increase the price do not occur.

The Fund's bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. "Cheaply" priced securities also may include companies reporting poor earnings, companies whose share prices have declined sharply (sometimes growth companies that have recently stumbled) to levels considered "cheap" in the manager's opinion, turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of continuing to be ignored or rejected, and therefore, remaining undervalued by the market or losing more value.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks, which can increase the potential for losses in the Fund and affect its share price, are discussed in more detail on page 30.


REGION. Investment in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.


EURO. The Fund's investments includes a significant amount of euro-denominated instruments. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, Euro-denominated bills and coins replaced the bills and coins of the participating countries.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.


RESTRUCTURING AND DISTRESSED COMPANIES A merger or other restructuring or tender or exchange offer proposed at the time the Fund invests in a Restructuring Company may not be completed on the terms contemplated and, therefore, may not benefit the Fund as anticipated. Also, debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, small companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

CREDIT An issuer may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED AND UNRATED DEBT SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," and the type of unrated debt securities purchased by the Fund, generally have more risk than higher-rated securities.

They also may fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Companies issuing such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 5 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS Z ANNUAL TOTAL RETURNS/1

[Insert bar graph]


   23.16%        4.74%        46.81%      14.46%      -4.74
---------------------------------------------------------------
     97            98           99          00         01
                          YEAR


[Begin callout]
BEST
QUARTER:
Q4 '99  27.47%

WORST
QUARTER:
Q3 '98  -20.16%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001
                                                            SINCE
                                                          INCEPTION
                                       1 YEAR    5 YEARS  (7/3/96)
--------------------------------------------------------------------
Mutual European Fund - Class Z
Return Before Taxes                    -4.74%    15.61%    16.97%
Return After Taxes on Distributions    -5.63%    11.90%    13.51%
Return After Taxes on Distributions    -2.86%    11.25%    12.61%
  and Sale of Fund Shares
MSCI All Country Europe Index/2       -19.49%     6.44%     8.39%
  (index reflects no deduction for
  fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of March 31, 2002, the Fund's year-to-date return was 7.77%.
All Fund performance assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) All Country Europe Index measures the weighted average performance, in U.S. dollars, of about 60% of the market capitalization listed on 21 European stock exchanges (approximately 700 securities). It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS Z
------------------------------------------------------------------
Maximum sales charge (load) imposed on               None
purchases
Redemption Fee/1                                     2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                    CLASS Z
------------------------------------------------------------------
Management fees                                      0.80%
Distribution and service (12b-1) fees                None
Other expenses                                       0.25%
                                              --------------------
Total annual Fund operating expenses                 1.05%
                                              ====================

1. This fee is only for Market Timers (see page 57).



EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year;
o  The Fund's operating expenses remain the same; and
o  You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR    3 YEARS  5 YEARS  10 YEARS
---------------------------------------
  $107      $334      $579    $1,283



[Insert graphic of stocks and bonds]  MORE INFORMATION ON INVESTMENT
POLICIES, PRACTICES AND RISKS
-------------------------------------------------------------------------------


EQUITY SECURITIES Each Fund mainly invests in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks, and securities convertible into common stock, are examples of equity securities.


DEBT SECURITIES Each Fund also invests in debt securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS The Funds' investments in Restructuring and Distressed Companies typically involve the purchase of junk bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.


The Funds also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Funds, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Funds take on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

FOREIGN SECURITIES Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Funds to the extent that they invest in these securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These include country risks (due to general securities market movements in any country where a Fund has investments), company risks (due to less stringent disclosure, accounting, auditing and financial reporting standards and practices; less liquid securities; and less government supervision and regulation of foreign markets and their participants), and currency risks (due to fluctuations in currency exchange rates and the introduction of the euro).


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.


POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Funds to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to their foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Funds' assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Funds may at times be unable to sell foreign securities at favorable prices.

DERIVATIVE SECURITIES The Funds generally seek to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager's opinion, it would be advantageous to the Funds. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value depends on the value of an underlying asset to be purchased or sold. The Funds' investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

LIQUIDITY Each Fund may invest up to 15% of its net assets in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and a Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.


TEMPORARY INVESTMENTS The manager may keep a portion, which may be significant at times, of each Fund's assets in cash or invested in short-term, highly liquid money market instruments, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity. For example, when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value. In addition, when the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. In these circumstances, a Fund may be unable to achieve its investment goals.


More detailed information about the Funds, their policies and risks can be found in the Funds' Statement of Additional Information (SAI).

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $274 billion in assets.

The team responsible for the Funds' management is:

JEFF DIAMOND, SENIOR VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Diamond has been a member of the management team of the Funds since 1998, when he joined Franklin Templeton Investments. Previously, he was vice president and co-manager of Prudential Conservative Stock Fund. Mr. Diamond is the portfolio manager with primary responsibility for the investments of Mutual Financial Services Fund and shares primary responsibility for the investments of Mutual Qualified Fund.

MATTHEW HAYNES, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Haynes has been a portfolio manager for Mutual Beacon Fund and Mutual European Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 2001. Prior to joining the Mutual Series, Mr. Haynes was a vice president and portfolio manager of international equities at Morgan Stanley Dean Witter Advisors in New York. He also was co-manager of two global equity mutual funds.

SUSAN POTTO, SENIOR VICE PRESIDENT of FRANKLIN MUTUAL
Ms. Potto has been a member of the management team of the Funds since 2000, and shares primary responsibility for the investments of Mutual Qualified Fund. She joined Franklin Templeton Investments in 1996. Before 1996, Ms. Potto was employed as an equity analyst for Heine Securities Corporation, the Funds' former manager.

TIMOTHY RANKIN, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL Mr. Rankin has been an assistant portfolio manager for Mutual Discovery Fund and Mutual Shares Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 1997. From June 1992 until July 1997, Mr. Rankin was an analyst for Glickenhaus & Co.

DEBORAH TURNER CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Before 1996, Ms. Turner was employed as a research analyst for Heine Securities corporation, the Funds' former manager.

DAVID J. WINTERS CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL Mr. Winters has been a member of the management team of the Funds since 1987, and is the portfolio manager with primary responsibility for the investments of Mutual Shares Fund and Mutual Discovery Fund. Mr. Winters also shares primary responsibility for the investments of Mutual Beacon Fund and Mutual European Fund. He joined Franklin Templeton Investments in 1996. Before 1996, Mr. Winters was employed as a research analyst for Heine Securities Corporation, the Funds' former manager.

Each Fund pays Franklin Mutual a fee for managing the Fund's assets. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2001.

                           MANAGEMENT
                          FEES PAID (%)
---------------------------------------
Mutual Beacon                0.60
Mutual Discovery             0.80
Mutual European              0.80
Mutual Financial Services    0.80
Mutual Qualified             0.60
Mutual Shares                0.60


[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES
                                                     -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund intends to pay an income dividend from its net investment income twice each calendar year. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains a Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.


BACKUP WITHHOLDING By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

Each Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


As global value funds and subject to certain limitations, any foreign taxes that the Mutual Discovery or the Mutual European Funds pay on their investments may be passed through to you as a foreign tax credit.


 [Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                   --------------------


These tables present the financial performance for Class Z for the past five years. Certain information reflects financial results for a single Fund share. The total returns in these tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of dividends and capital gains. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

MUTUAL BEACON FUND
CLASS Z                                 YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                                2001     2000      1999     1998      1997
---------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year              13.38    13.84     13.12    14.12     12.98
                           ------------------------------------------------
   Net investment income         .21      .22       .22      .33       .31
   Net realized and
   unrealized gains              .60     1.62      1.95    (.01)      2.63
                           ------------------------------------------------
Total from investment
operations                       .81     1.84      2.17      .32      2.94
                           ------------------------------------------------
Less distributions from:
  Net investment income        (.20)    (.44)     (.27)    (.45)     (.54)
  Net realized gains           (.94)   (1.86)    (1.18)    (.87)    (1.26)
                           ------------------------------------------------
Total distributions           (1.14)   (2.30)    (1.45)   (1.32)    (1.80)
                           ------------------------------------------------
Net asset value, end of        13.05    13.38     13.84    13.12     14.12
year
                           ================================================
Total return (%)                6.11    14.33     16.79     2.37     23.03

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                3,091    3,042     3,218    4,031     5,679
Ratios to average net
assets: (%)
  Expenses/(a)                   .79      .81       .79      .78       .79
  Expenses excluding
  waiver and payments by         .79      .83       .83      .81       .82
  affiliate
  Net investment income         1.47     1.55      1.52     2.28      1.92
Portfolio turnover rate (%)    55.25    62.11     67.61    65.27     54.72


(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       .78      .78       .78      .76       .74
  Expenses excluding
  waiver and payments by         .78      .80       .82      .79       .77
  affiliate

1. Based on average weighted shares outstanding effective year ended December 31, 1999.


MUTUAL QUALIFIED FUND

CLASS Z                                   YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                                2001     2000      1999      1998     1997
---------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year              16.61    16.91     16.46     18.19    16.24
                           ------------------------------------------------
   Net investment income         .23      .24       .23       .43      .37
   Net realized and
   unrealized gains             1.12     1.99      1.99     (.38)     3.62
                           ------------------------------------------------
Total from investment
operations                      1.35     2.23      2.22       .05     3.99
                           ------------------------------------------------

Less distributions from:
  Net investment income        (.20)    (.55)     (.29)     (.45)    (.64)
  Net realized gains          (1.27)   (1.98)    (1.48)    (1.33)   (1.40)
                           ------------------------------------------------
Total distributions           (1.47)   (2.53)    (1.77)    (1.78)   (2.04)
                           ------------------------------------------------
Net asset value, end of        16.49    16.61     16.91     16.46    18.19
year
                           ================================================
Total return (%)                8.21    14.25     13.64       .45    24.95

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                3,022    2,921     3,152     3,943    5,240
Ratios to average net
assets: (%)
   Expenses/(a)                  .80      .80       .80       .77      .79
  Expenses excluding
  waiver and payments by         .80      .83       .85       .80      .82
  affiliate
   Net investment income        1.29     1.43      1.31      2.05     1.85
Portfolio turnover rate        52.64    54.73     59.84     66.84    52.76
(%)

(a)Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       .79      .78       .77       .76      .75
  Expenses excluding
  waiver and payments by         .79      .81       .82       .79      .78
  affiliate

1. Based on average weighted shares outstanding effective year ended December 31, 1999.


MUTUAL SHARES FUND

CLASS Z                                  YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
                                2001     2000      1999     1998      1997
---------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year              19.79    20.43     19.55    21.30     18.57
                           ------------------------------------------------
   Net investment income         .29      .34       .33      .53       .42
   Net realized and
   unrealized gains              .95     2.23      2.55    (.46)      4.43
                           ------------------------------------------------
Total from investment
operations                      1.24     2.57      2.88      .07      4.85
                           ------------------------------------------------

Less distributions from:
  Net investment income        (.24)    (.70)     (.42)    (.53)     (.54)
  Net realized gains          (1.35)   (2.51)    (1.58)   (1.29)    (1.58)
                           ------------------------------------------------
Total distributions           (1.59)   (3.21)    (2.00)   (1.82)    (2.12)
                           ------------------------------------------------

Net asset value, end of        19.44    19.79     20.43    19.55     21.30
year
                           ================================================
Total return (%)                6.32    13.83     14.95      .45     26.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                5,465    5,359     5,572    6,279     7,919
Ratios to average net
assets: (%)
   Expenses/(a)                  .78      .79       .77      .76       .76
  Expenses excluding
  waiver and payments by         .78      .82       .81      .80       .79
  affiliate
   Net investment income        1.40     1.69      1.58     2.15      1.92
Portfolio turnover rate (%)    52.98    63.22     66.24    69.46     49.61


(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       .77      .76       .75      .73       .72
  Expenses excluding
  waiver and payments by         .77      .79       .79      .77       .75
  affiliate

1. Based on average weighted shares outstanding effective year ended December 31, 1999.



MUTUAL DISCOVERY FUND
    CLASS Z                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------

                                 2001     2000      1999       1998     1997
-----------------------------------------------------------------------------
PER SHARE DATA/1 ($)
Net asset value,
beginning of year               18.93    21.10     17.27      18.89    17.18
                            -------------------------------------------------
   Net investment income          .37      .36       .25        .38      .39
   Net realized and
   unrealized gains             (.14)     2.14      4.32      (.71)     3.49
                            -------------------------------------------------
Total from investment
operations                      (.23)     2.50      4.57      (.33)     3.88
                            -------------------------------------------------
Less distributions:
  Net investment income         (.34)    (.63)     (.42)      (.48)    (.81)
  Net realized gains            (.63)   (4.04)     (.32)      (.81)   (1.36)
                            -------------------------------------------------
Total distributions             (.97)   (4.67)     (.74)     (1.29)   (2.17)
                            -------------------------------------------------
Net asset value, end of         18.19    18.93     21.10      17.27    18.89
year
                            =================================================
Total return (%)                 1.26    12.59     26.80     (1.90)    22.94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1 million)                    1,931    2,010     2,038      2,514    3,880
Ratios to average net
assets: (%)
   Expenses/(a)                  1.04     1.05      1.05       1.01      .98
  Expenses excluding
  waiver and payments by         1.04     1.07      1.11       1.04     1.00
  affiliate
   Net investment income         1.93     1.64      1.33       1.81     1.82
Portfolio turnover rate (%)     59.32    75.34     87.67      83.57    58.15

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       1.02     1.02      1.03       1.00      .98
  Expenses excluding
  waiver and payments by         1.02     1.04      1.09       1.03     1.00
  affiliate

1. Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL FINANCIAL SERVICES FUND

    CLASS Z                              YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------

                                2001      2000     1999       1998     1997/1
-----------------------------------------------------------------------------
PER SHARE DATA/2 ($)
Net asset value, beginning
of year                        16.33     13.05    12.85      12.27     10.00
                            -------------------------------------------------
  Net investment income          .24       .23      .16        .24       .04
  Net realized and
  unrealized gains              1.71      3.87      .45        .64      2.35
                            -------------------------------------------------
Total from investment
operations                      1.95      4.10      .61        .88      2.39
                            -------------------------------------------------
Less distributions from:
  Net investment income        (.23)     (.24)    (.19)      (.19)     (.03)
  Net realized gains          (1.41)     (.58)    (.22)      (.11)     (.09)
                            -------------------------------------------------
Total distributions           (1.64)     (.82)    (.41)      (.30)     (.12)
                            -------------------------------------------------
Net asset value, end of        16.64     16.33    13.05      12.85     12.27
year
                            =================================================
Total return (%)/3             12.31     32.29     4.78       7.08     23.92

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                      96,936    80,051   76,916    143,132   136,350
Ratios to average net
assets: (%)
  Expenses/(a)                  1.10      1.24     1.07       1.01     1.00/4
  Expenses excluding
  waiver and payments by        1.10      1.24     1.20       1.10     1.62/4
  affiliate
  Net investment income         1.43      1.65     1.17       1.76     1.37/4
Portfolio turnover rate (%)    83.41     53.65    81.81     136.76     42.26

(a)/Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                      1.09      1.23     1.05       1.00     1.00/4
  Expenses excluding
  waiver and payments by        1.09      1.23     1.18       1.09     1.62/4
  affiliate

1. For the period August 19, 1997 (commencement of operations) to December 31, 1997.
2. Based on average weighted shares outstanding effective year ended December 31, 1998.
3. Total return is not annualized.
4. Annualized.

MUTUAL EUROPEAN FUND

    CLASS Z                        YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------
                              2001/1   2000/1  1999/1   1998   1997/1
---------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                         15.52  16.89   12.54   12.60   11.39
                            -----------------------------------------
  Net investment income           .35    .35     .24     .31     .33
  Net realized and
  unrealized gains              (1.08)  1.98    5.50     .33    2.28
                            -----------------------------------------
Total from investment
operations                      (.73)   2.33    5.74     .64    2.61
                            -----------------------------------------
Less distributions from:
  Net investment income         (.32)  (.54)   (.50)   (.34)   (.84)
  Net realized gains            (.04) (3.16)   (.89)   (.36)   (.56)
                            -----------------------------------------
Total distributions             (.36) (3.70)  (1.39)   (.70)  (1.40)
                            -----------------------------------------
Net asset value, end of         14.43  15.52   16.89   12.54   12.60
year
                            =========================================
Total return (%)               (4.74)  14.46   46.81    4.74   23.16

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($
x 1,000)                     448,732 577,663  524,109  483,873  546,780
Ratios to average net
assets: (%)
  Expenses(a)                   1.05   1.03     1.05    1.05    1.02
  Expenses excluding
  waiver and payments by        1.05   1.04    1.09     1.05    1.05
  affiliate
  Net investment income         2.27   1.93    1.69     2.02    2.53
Portfolio turnover rate (%)    52.15 111.83  127.05    97.62   98.12

(a)Excluding dividend expense on securities sold short, ratios to average net assets: (%)
  Expenses                       1.04   1.03    1.04    1.05    1.02
  Expenses excluding
  waiver and payments by         1.04   1.04    1.08    1.05    1.05
  affiliate

1. Based on average weighted shares outstanding.



YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS
                                         -------------------

The following investors may qualify to buy Class Z shares of the Funds.

o Current shareholders who owned shares of any Mutual Series Fund on October 31, 1996, and their immediate family members residing at the same address

o Partnership shareholders who owned shares of any Mutual Series Fund on October 31, 1996, whether or not they are listed on the registration

o Corporate shareholders who owned shares of any Mutual Series Fund on October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

o Shareholders who owned shares of any Mutual Series Fund through a broker-dealer or service agent omnibus account on October 31, 1996

o Employees who owned shares of any Mutual Series Fund through an employer-sponsored retirement plan on October 31, 1996, and who wish to open new individual Class Z accounts in their own names

o Qualified registered investment advisors who have clients invested in any of the Mutual Series Funds on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Franklin Templeton Distributors Inc. (Distributors)

The investors listed above may buy Class Z shares subject to the following minimum investment requirements:

MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Retirement accounts including           no minimum   no minimum
Qualified plans (other than IRAs, IRA
rollovers, Education IRAs or Roth IRAs)
------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------

The following investors also may qualify to buy Class Z shares of the Funds.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Investors buying shares with redemption proceeds from a sale of Class Z shares if reinvested within 365 days of the redemption date. For investors who owned shares of any Mutual Series Fund on October 31, 1996, the 365 day requirement does not apply. Minimum investments: No initial minimum and $50 additional.

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction. Minimum investments: No initial minimum and $50 additional.

o  Accounts managed by Franklin Templeton Investments. Minimum investments:
   No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Class Z shares of the Funds generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Funds' Class Z shares.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 49]). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
---------------------------------------------------------------------
                    OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
---------------------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your           Contact your investment
THROUGH YOUR        investment             representative
INVESTMENT          representative
REPRESENTATIVE
---------------------------------------------------------------------
[Insert graphic of  If you have another    Before requesting a
phone and computer] Franklin Templeton     telephone or online
                    fund account with      purchase into an
BY PHONE/ONLINE     your bank account      existing account, please
                    information on file,   make sure we have your
(Up to $100,000     you may open a new     bank account information
per shareholder     account by phone. At   on file. If we do not
per day)            this time, a new       have this information,
                    account may not be     you will need to send
1-800/448-FUND or   opened online.         written instructions
1-800/632-2301                             with your bank's name
                    To make a same day     and address, a voided
franklintempleton.  investment, your       check or savings account
com                 phone order must be    deposit slip, and a
NOTE:  CERTAIN      received and accepted  signature guarantee if
ACCOUNT TYPES ARE   by us by 1:00 p.m.     the bank and Fund
NOT AVAILABLE FOR   Pacific time or the    accounts do not have at
ONLINE ACCOUNT      close of the New York  least one common owner.
ACCESS              Stock Exchange,
                    whichever is earlier.  To make a same day
                                           investment, your phone
                                           or online order must be
                                           received and accepted by us
                                           by 1:00 p.m. Pacific time or
                                           the close of the New York
                                           Stock Exchange, whichever
                                           is earlier.
---------------------------------------------------------------------
                    Make your check        Make your check payable
[Insert graphic of  payable to the Fund.   to the Fund. Include
envelope]                                  your account number on
                    Mail the check and     the check.
BY MAIL             your signed
                    application to         Fill out the deposit
                    Investor Services.     slip from your account
                                           statement. If you do not
                                           have a slip, include a note
                                           with your name, the Fund
                                           name, and your account
                                           number.

                                           Mail the check and deposit
                                           slip or note to Investor
                                           Services.
---------------------------------------------------------------------


[Insert graphic of  Call Shareholder       Call Shareholder
two arrows          Services at the        Services at the number
pointing in         number below, or       below, or send signed
opposite            send signed written    written instructions.
directions]         instructions. You      You also may place an
                    also may place an      online exchange order.
BY EXCHANGE         online exchange
                    order.                 (Please see page 51 for
Our Website                                information on exchanges.)
franklintempleton.  (Please see page 51
com                 for information on
                    exchanges.)
---------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.


As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares within Class Z, or for Advisor Class shares of another Franklin Templeton fund if you otherwise qualify to buy that fund's Advisor Class. You also may exchange your Class Z shares for Class A shares of other Franklin Templeton funds without any sales charges*.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, but you qualify to buy Advisor Class shares of other Franklin Templeton funds, you also may exchange your shares for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Because excessive trading can hurt fund performance, operations and shareholders, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 57).


*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Funds we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Funds against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------
[Insert graphic of
hands shaking]
                    Contact your investment
THROUGH YOUR        representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------
[Insert graphic     Send written instructions and
of envelope]        endorsed share certificates (if you
                    hold share certificates) to Investor
BY MAIL             Services.  Corporate, partnership or
                    trust accounts may need to send
                    additional documents.

                    Specify the Fund, the account number
                    and the dollar value or number of
                    shares you wish to sell. Be sure to
                    include all necessary signatures and
                    any additional documents, as well as
                    signature guarantees if required.

                    A check will be mailed to the name(s)
                    and address on the account, or otherwise
                    according to your written instructions.
----------------------------------------------------------
[Insert graphic of  As long as your transaction is for
phone and computer] $100,000 or less, you do not hold
                    share certificates and you have not
BY PHONE/ONLINE     changed your address by phone or
                    online within the last 15 days, you
1-800/632-2301      can sell your shares by phone or
                    online.
franklintempleton.com
                    A check will be mailed to the name(s)
                    and address on the account. Written
                    instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

----------------------------------------------------------
[Insert graphic of  You can call, write, or visit us
three lightning     online to have redemption proceeds
bolts]              sent to a bank account. See the
                    policies above for selling shares by
BY ELECTRONIC FUNDS mail, phone, or online.

TRANSFER (ACH)      Before requesting to have redemption
                    proceeds sent to a bank account,
                    please make sure we have your bank
                    account information on file. If we
                    do not have this information, you
                    will need to send written instructions
                    with your bank's name and address, a
                    voided check or savings account deposit
                    slip, and a signature guarantee if the
                    bank and Fund accounts do not have at
                    least one common owner.

                    If we receive your request in proper
                    form by 1:00 p.m. Pacific time, proceeds
                    sent by ACH generally will be available
                    within two to three business days.
----------------------------------------------------------
[Insert graphic of  Obtain a current prospectus for the
two                 fund you are considering.
arrows pointing in  Prospectuses are available online at
opposite            franklintempleton.com.
directions]
                    Call Shareholder Services at the
BY EXCHANGE         number below or send signed written
                    instructions. You also may place an
                    exchange order online.  See the
                    policies above for selling shares by
                    mail, phone, or online.

                    If you hold share certificates, you
                    will need to return them to the Fund
                    before your exchange can be
                    processed.
----------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Class Z is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Funds' financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 50).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:


o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o Purchase Fund shares by debiting a bank account that may be owned by you; and
o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


MARKET TIMERS The Funds do not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Funds, its manager or shareholder services agent, will be issued a written notice of their status and each Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Identified Market Timers who redeem or exchange their shares of the Discovery and European Funds within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.


ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Funds may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.
o The Funds may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Class Z shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                 ----------

If you have any questions about the Funds or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME           TELEPHONE NUMBER    THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services      1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information          1-800/DIAL BEN      5:30 a.m. to 5:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services       1-800/527-2020      5:30 a.m. to 5:00 p.m.
Advisor Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563      6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)    1-800/851-0637      5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)   1-800/247-1753      (around-the-clock access)




FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



Investment Company Act file #811-5387                              MS PZ 05/02






FRANKLIN MUTUAL
SERIES FUND INC.


MUTUAL BEACON FUND - CLASS A, B & C
MUTUAL FINANCIAL SERVICES FUND - CLASS A, B & C
MUTUAL QUALIFIED FUND - CLASS A, B & C
MUTUAL SHARES FUND - CLASS A, B, C & R
MUTUAL DISCOVERY FUND - CLASS A, B, C & R
MUTUAL EUROPEAN FUND - CLASS A, B & C




STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2002

[Insert Franklin Templeton Investments logo]


P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks               2
Officers and Directors                    17
Management and Other Services             21
Portfolio Transactions                    23
Distributions and Taxes                   24
Organization, Voting Rights
 and Principal Holders                    27
Buying and Selling Shares                 28
Pricing Shares                            35
The Underwriter                           36
Performance                               38
Miscellaneous Information                 43



-----------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-----------------------------------------------------------------------------



GOALS, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.


FUNDAMENTAL INVESTMENT POLICIES


Each Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Funds may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, convertible securities or cash equivalent investments. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.


The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings and/or cash flow, and then comparing the results of this review with a comparison of the earnings and/or cash flow of the company in question with its market value. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the Funds on an informal basis.

Although the Funds may invest in securities of companies of any size, these Funds generally have invested in larger and medium size companies with large trading volumes and market capitalizations in excess of $1.5 billion. Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Discovery also may invest more than 50% of its assets in foreign securities.

Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.

The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of the value of its assets in securities of financial services companies. Financial Services' concentration policy may not be changed without the approval of Financial Services' shareholders.


The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as described in "Investment restrictions" below, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.


CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.


CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value usually reflects changes in the company's underlying common stock value.

DEBT SECURITIES are securities issued by a company that represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.


The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) which are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchased these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Reorganizing Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may become worthless and a Fund could lose its entire investment.

Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.


The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but also can be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.


Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. The manager generally attempts to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.


There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).


Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.


Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.


The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.


Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.


Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS Each Fund will engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the manager considers the Austrian schilling to be linked to the German deutsche mark (the D-mark), and a Fund holds securities denominated in schillings and the manager believes that the value of schillings will decline against the U.S. dollar, the manager may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.


The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund's may hold, or the impact, if any, on each Fund's performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.


OPTIONS Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


FUTURES The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.


A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets with their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (SEC), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.


The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.


Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the Funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the Fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.

Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager or its agent will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.


SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The Funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The Funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Reorganizing Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

SHORT SALES Each Fund may make short sales of securities. There are two types of short sale transactions in which the Funds may engage, "naked short sales" and "short sales against the box." In a naked short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities,
(ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a naked short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, (excluding any proceeds of the short sales) necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

Each Fund may engage in naked short sale transactions only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash. A Fund may also maintain temporary defensive investments while the manager seeks investments that satisfy its investment criteria. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.



OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Mutual Series has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------

                                                          NUMBER OF
                                                        PORTFOLIOS IN
                                                         FUND COMPLEX
NAME, AGE                                 LENGTH OF      OVERSEEN BY
AND ADDRESS                   POSITION    TIME SERVED    BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------

EDWARD I. ALTMAN, Ph.D.(60)   Director    Since 1987          6           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director,  NYU Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; and
financial consultant.
----------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)          Director    Since 1994          6           Independent Director, USA
51 John F. Kennedy Parkway                                                Education, Inc. (Sallie Mae),
Short Hills, NJ 07078                                                     and Condor Technology
                                                                          Solutions, Inc. (information

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and  FORMERLY, Executive Vice President and Chief
Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice
President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)     Director    Since 1996           31         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present);
and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers
Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer,
Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)     Director     Since 1974           6          None
51 John F.Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers), and Partner and Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)       Director      Since 1996           31         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations;  and manager of personal investments
(1978-present); and FORMERLY, Chairman and Chief Executive  Officer, Landmark Banking Corporation
(1969-1978); Financial Vice President, Florida Power and  Light (1965-1969); and Vice President,
Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)      Director      Since 1998           11         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------------------------------------------

LEONARD RUBIN (76)          Director      Since  1996          11         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President,
F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)        Director       Since 1991            13        Director, El Oro Mining and
51 John F. Kennedy Parkway                                                Exploration Company, p.l.c.
Short Hills, NJ 07078                                                     and The Exploration Company,
                                                                          p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------
                                                         NUMBER OF
                                                        PORTFOLIOS IN
                                                         FUND COMPLEX
NAME, AGE                                 LENGTH OF      OVERSEEN BY
AND ADDRESS                   POSITION    TIME SERVED    BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)         Vice President Since  2000    Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and
Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------

BARBARA J.GREEN (54)       Vice President  Since 2000    Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President,
Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------

**PETER A.LANGERMAN (46)   Chairman of     Chairman         6             None
51 John F. Kennedy Pkwy.   the Board       of the
Short Hills, NJ 07078-2702 and Director    Board
                                           since
                                           2001 and
                                           Director
                                           since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
FORMERLY, Chief Executive Officer, Franklin Mutual Advisers, LLC.
---------------------------------------------------------------------------------------------------

**WILLIAM J. LIPPMAN (77)  Director        Since 1996      16             None
One Parker Plaza, 9th
Floor
Fort Lee, NJ
07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin
Private Client Group, Inc.; and President, Franklin Advisory
Services, LLC.
---------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)    Treasurer       Since 2000      Not Applicable None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)     Vice President  Since 2000     Not Applicable  None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------

**DAVID J. WINTERS (40)    President       President         6            None
51 John F. Kennedy Pkwy.   and Director    since
Short Hills, NJ 07078-2702                 1999 and
                                           Director
                                           since 2001

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Executive Officer and Chief Investment Officer, Franklin Mutual Advisers, LLC.
----------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
** Peter A. Langerman is considered an interested person of Mutual Series under the federal securities laws due to his position as the former Executive Vice President of Franklin Mutual Advisers,LLC, which is the Funds' adviser. William
J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as President, Chief Executive Officer and Chief Investment Officer of Franklin Mutual Advisers, LLC.

Mutual Series pays noninterested board members $45,000 per year plus $2,000 per board or audit committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. Noninterested board members also my serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by Franklin Templeton Investments.

                                       TOTAL FEES
                        TOTAL FEES      RECEIVED
                         RECEIVED         FROM
                          FROM          FRANKLIN
                         MUTUAL         TEMPLETON
                        SERIES/1      INVESTMENTS/2
   NAME                   ($)              ($)
----------------------------------------------------------
Edward I. Altman          77,000        77,000
Anne Torre Grant/3        77,000        77,000
Andrew H. Hines, Jr.      61,000       201,500
Bruce A. MacPherson       65,000        65,000
Fred R. Millsaps          65,000       201,500
Charles Ruben, II         61,000        96,000
Leonard Rubin             65,000       103,500
Vaughn R. Sturtevant/4    61,000        61,000
Robert E. Wade/3          92,000       108,750

1. For the fiscal year ended December 31, 2001
2. For the calendar year ended December 31, 2001.
3. Not vested in a retirement plan.
4. Retired January 1, 2002.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


The following tables provides the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                            DOLLAR RANGE OF             THE BOARD MEMBER
                           EQUITY SECURITIES            IN THE FRANKLIN
NAME OF                      IN EACH FUND                TEMPLETON FUND
BOARD MEMBER               OF MUTUAL SERIES                COMPLEX
------------------------------------------------------------------------------

Edward I. Altman, Ph.D.     Mutual Shares
                            $10,000 -$50,000
                            Qualified
                            $1-$10,000
                            Beacon                 $50,000-$100,000
                            $1,000-$10,000
                            Discovery
                            $10,000-$50,000

Ann Torre Grant             European               $1-$10,000
                            $1-$10,000

Andrew H. Hines, Jr.        Mutual Shares
                            $1-$10,000
                            Qualified
                            Over $100,000
                            Discovery              Over $100,000
                            $10,000-$50,00
                            Financial Services
                            Over $100,000

Bruce A. MacPherson         Beacon
                            Over $100,000          Over $100,000
                            Discovery
                            Over $100,000

Fred R. Millsaps            Mutual Shares
                            Over $100,000
                            Financial Services     Over $100,000
                            Over $100,000

Charles Rubens II           Mutual Shares
                            Over $100,000
                            Qualified
                            Over $100,000
                            Beacon
                            Over $100,000          Over $100,000
                            Discovery
                            Over $100,000
                            European
                            Over $100,000
                            Financial Services
                            Over $100,000

Leonard Rubin               European
                            $50,001-$100,000
                            Financial Services     Over $100,000
                            Over $100,000

Robert E. Wade              Mutual Shares
                            $10,000-$50,000
                            Beacon
                            Over $100,000
                            Discovery              Over $100,000
                            Over $100,000
                            European
                            Over $100,000


INTERESTED BOARD MEMBERS
------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                            DOLLAR RANGE OF             THE BOARD MEMBER
                           EQUITY SECURITIES            IN THE FRANKLIN
NAME OF                      IN EACH FUND                TEMPLETON FUND
BOARD MEMBER               OF MUTUAL SERIES                COMPLEX
------------------------------------------------------------------------------
Peter A. Langerman         Mutual Shares
                           Over $100,000
                           Qualified
                           Over $100,000
                           Beacon
                           Over $100,000
                           Discovery               Over $100,000
                           Over $100,000
                           European
                           Over $100,000
                           Financial  Services
                           Over $100,000

William J. Lippman         Beacon
                           $1-$10,000
                           Discovery               Over $100,000
                           $10,000-$50,000

David J. Winters           Mutual Shares
                           $10,000-$50,000
                           Qualified
                           $10,000-$50,000
                           Beacon
                           $50,000-$100,000       Over $100,000
                           Discovery
                           $50,000-$100,000
                           European
                           $1,000-$10,000
                           Financial Services
                           $50,000-$100,000
--------------------------------------------------------------------

BOARD COMMITTEES

The noninterested board members have standing audit, pension, nominating and directors' compensation and performance committees. The audit committee is generally responsible for recommending the selection of the Funds' independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Funds' financial reports and internal accounting. The audit committee is composed of Edward I. Altman, Ann Torre Grant and Robert E. Wade. The pension committee is generally responsible for administering the provisions of the Fund's retirement plan which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, bubject to the vesting provisions of the plan. The pension committee is composed of Edward I. Altman. The nominating committee is responsible for nominating candidates for noninterested board member positions and is composed of Bruce A. MacPherson and Leonard Rubin. The board members' compensation and performance committee is generally responsible for recommending compensation and meeting fees for noninterested directors and for evaluating their performance. The board members' compensation and performance committee is composed of Ann Torre Grant and Robert E. Wade.

Mutual Series' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of Mutual Series' address at:

51 John F. Kennedy Parkway
Short Hills, NJ

During the fiscal year ending December 31, 2001, the Audit Committee met six times.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board considered and approved the renewal of each Fund's management agreement with its manager. In connection with this annual review, the board, with the advice and assistance of independent counsel, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by its manager and its affiliates. The board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of each Series of the Fund relative to its peer group of mutual funds.


In addition, the board considered, among other factors:

o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Series of Mutual Series;

o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided to each Series of Mutual Series;

o   the investment performance of each Series of Mutual Series;

o information on the investment performance, advisory fees, administration fees and expense ratios of other registered investment companies within Franklin Templeton Investments;

o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the manager but believed to be generally comparable in their investment objectives and size to each Series of Mutual Series; and

o the continuing need of the manager to retain and attract qualified investment and service professionals to serve Mutual Series in an increasingly competitive industry.

The board also considered various improvements and upgrades in shareholder services made during the year, financial information about the manager's costs, an analysis of historical profitability of each Series of Mutual Series, and the importance of supporting quality, long-term service by the manager to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the board determined that renewal of the management agreement was in the best interests of each Series of Mutual Series and its shareholders and on that basis approved their renewal.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                                   MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2001         2000         1999
-------------------------------------------------------------
Beacon                  27,274,805   24,077,241   26,591,839
Financial Services       2,856,705    2,060,053    2,544,152
Qualified               22,652,261   20,367,199   23,163,858
Mutual Shares           47,284,733   41,739,355   45,767,107
Discovery               28,140,987   26,815,271   24,797,713
European                 7,410,138    7,270,429    5,229,271

Under an agreement by the manager to limit its fees, the Funds paid the management fees for the fiscal years ended December 31, 1999 and 2000, before any advance waiver, totaled:

                               MANAGEMENT FEES
                               BEFORE WAIVER ($)
                              ------------------
                           2000         1999
------------------------------------------------
Beacon                  25,012,954   28,621,462
Financial Services       2,060,053    2,719,136
Qualified               21,292,081   25,229,854
Mutual Shares           43,510,153   49,291,464
Discovery               27,676,864   26,653,620
European                 7,384,381    5,510,782


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion;
   and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2001           2000           1999
--------------------------------------------------------------------
Beacon                      3,554,601      3,251,565      3,777,848
Financial Services            278,922        200,059        263,232
Qualified                   2,951,406      2,769,780      3,327,090
Mutual Shares               6,169,003      5,657,479      6,378,121
Discovery                   2,735,208      2,695,544      2,787,533
European                      720,259        718,924        531,497

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.


For its services, Investor Services receives a fixed fee per account. The Funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in Mutual Series' Annual Report to Shareholders and reviews Mutual Series' registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended December 31, the Fund paid the following brokerage commissions:


                                BROKERAGE COMMISSIONS PAID ($)
                       -------------------------------------------
                           2001          2000           1999
------------------------------------------------------------------
Beacon                     6,556,065     8,388,370     11,852,056
Financial Services           751,670       345,666        868,615
Qualified                  5,275,375     6,722,919      9,244,693
Mutual Shares             10,476,916    13,769,268     17,946,320
Discovery                  6,033,757     8,067,352     12,823,663
European                   1,815,800     3,339,503      4,067,853

For the fiscal year ended December 31, 2001, the Funds paid brokerage commissions of $990,619, $78,148, $1,343,280, $474,472, $725,606 and $272,800
from aggregate portfolio transactions of $440,792,980, $34,488,451, $680,604,678, $224,529,843, $344,081,521 and $115,698,996 from the Beacon,
Financial Services, Mutual Shares, Qualified, Discovery and European funds, respectively to brokers who provided research services.

As of December 31, 2001, the Funds owned the following securities issued by their regular broker-dealers:

                                            VALUE ($)
----------------------------------------------------------
Mutual Beacon
 J.P. Morgan & Chase Co.                      55,657
Mutual Shares
 J.P. Morgan & Chase Co.                      27,207
Mutual Financial Services
 J.P. Morgan Chase & Co.                       7,057
Mutual Qualified
 J.P. Morgan & Chase Co.                      31,352


Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS


CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.


INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to funds that invest in foreign securities. These considerations apply to the Mutual Series Funds as noted.

EFFECT OF FOREIGN WITHHOLDING TAXES. Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


PASS-THROUGH OF FOREIGN TAX CREDITS. The Mutual Discovery Fund and the Mutual European Fund may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.


Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you own your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you have owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (FOR MUTUAL BEACON, MUTUAL FINANCIAL SERVICES, MUTUAL QUALIFIED AND MUTUAL EUROPEAN FUNDS: ALL CLASSES; FOR MUTUAL DISCOVERY AND MUTUAL SHARES: CLASSES A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o MUTUAL DISCOVERY AND MUTUAL EUROPEAN FUNDS. Because the income of each Fund is derived primarily from investments in foreign rather than domestic securities, generally none or only a small percentage of either Fund's income dividends will be eligible for the corporate dividends-received deduction.

o  MUTUAL  BEACON,  MUTUAL  FINANCIAL  SERVICES,  MUTUAL  QUALIFIED AND MUTUAL
   SHARES FUNDS. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the dividends paid by each Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.


Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. Mutual Shares and Mutual Discovery began offering Class R shares on January 1, 2002. The Funds may offer additional classes of shares in the future. The full title of each class is:


Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z


Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z

Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of April 1, 2002, the principal shareholders of the Funds, beneficial or of record, were:

                                      SHARE     PERCENTAGE
NAME AND ADDRESS                      CLASS         %
------------------------------------------------------------
BEACON
The Manufacturers Life Ins. Co, USA
Attn.: Laura Ross Srs Acctg           Class A      18.26
250 Bloor St. E, 7E Floor
Toronto, Ontario
Canada, M4W 1E5

EUROPEAN
Carey & Co
P.O. Box 1558 HC 1024                 Class A       5.68
Columbus, OH 43216-1558

MUTUAL SHARES
Sterling Trust Cust
FBO Kevin Karas or Brent Katzer       Class R      14.50
Trustee
Carstar Inc. 401 K Plan FKA
1380 Lawrence Streeet, Ste 1400
Denver, CO 80204

CONREF and Co
FBO Minneapolis RAD Assoc MPP Pln     Class R      11.23
Charles Maile c/o US Bank
P.O. Box 1787
Milwaukee, WI 53201-1787

Retirement Plan for the Employees of
 The Black Jack Fire Protection
District
12490 Old Halls Ferry Rd              Class R       8.75
Black Jack, MO 63033-4202

Franklin Templeton Bank & Trust
Cust Rollover IRA of                  Class R       6.90
Tony A. Bates, Jr.
P.O. Box 688
Branford, FL 32008-0688

DISCOVERY
Franklin Templeton Bank & Trust
Cust Rollover IRA of                  Class R       31.12
John P. Kesler
1664 Blackhorse Lane
Hillard, OH 43026-8290

Franklin Templeton Bank & Trust
Cust Rollover IRA of                  Class R       14.20
Adam J. Regner
6475 Little Freezeout Road
Caldwell, ID 83607-7414

The Manufacturers Life Ins. Co, USA
Attn.: Laura Ross Srs Acctg           Class A       10.05
250 Bloor St. E, 7E Floor
Toronto, Ontario
Canada, M4W 1E5

First Clearing Corporation
MidAmerica Neuro Spine LLC            Class R        8.20
Money Purchase Pension Plan
4320 Wornall Road, Ste. 714
Kansas City, MO 64111

Franklin Advisers Inc.
Attn.: Michael J. Corcoran            Class R        5.55
One Franklin Parkway
San Mateo, CA 94403-1906

Sterling Trust Company
FBO Truck Gears Inc.                  Class R        5.55
Q05034
P.O. Box 2526
Waco, TX 76702-2526

Franklin Templeton Bank & Trust
Cust IRA of                           Class R        5.18
Suzanne Oreel
919 S. Bemiston Ave.
Saint Louis, MO 63105-2603



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of April 1, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Funds and each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period , except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


RETIREMENT PLANS. Effective January 1, 2002, (i) individual retirement accounts with investments of $1 million or more, (ii) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets of $20 million or more, (iii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of $10 million or more and (iv) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of less than $10 million if Class R shares are not offered on a particular fund are eligible to buy Class A shares without an initial sales charge.

Retirement plans with assets invested in one or more Franklin Templeton funds on December 31, 2001, or in contract on December 31, 2001, to add one or more Franklin Templeton funds to the plan's investment options, and sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or (iii) that agreed to invest at least $500,000 in Franklin Templeton funds over a 13 month period may continue to buy Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets less than $20 million, (ii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets less than $10 million, and (iii) investors who open an IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

CONVERSION OF CLASS R SHARES TO CLASS A SHARES Effective October 1, 2002, when ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping reach $10 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor. For all other Qualified Retirement Plans, when plan assets reach $20 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                                   3.0
$30,000 but less than $50,000                   2.5
$50,000 but less than $100,000                  2.0
$100,000 but less than $200,000                 1.5
$200,000 but less than $400,000                 1.0
$400,000 or more                                  0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.


Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.


In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases made prior to February 1, 2002, a CDSC of 1% may apply to shares redeemed within 12 months of purchase. For Class C and Class R shares, a CDSC may apply if you sell your shares within 18 months of purchase. For Class R shares, except for ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping, the CDSC is applied at the plan level based on initial investment for qualified plans. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase


o Redemptions of Class R shares by investors if the securities dealer of record waived its commission in connection with the purchase


o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended December 31:

                                                         AMOUNT
                                                      RECEIVED IN
                                                       CONNECTION
                                                          WITH
                           TOTAL         AMOUNT       REDEMPTIONS
                        COMMISSIONS    RETAINED BY        AND
                          RECEIVED    DISTRIBUTORS    REPURCHASES
                            ($)            ($)            ($)
--------------------------------------------------------------------

2001
Beacon                     3,120,445         386,940         83,027
Financial Services           800,446         115,078         21,382
Qualified                  1,515,865         206,291         50,362
Mutual Shares              6,945,187         888,359         85,261
Discovery                  2,700,223         453,234         79,607
European                     912,488         162,849        141,220


2000
Beacon                     1,098,489         169,507         77,796
Financial Services           402,409          59,246         59,967
Qualified                    683,459         112,561         48,334
Mutual Shares              2,054,619         294,214        198,435
Discovery                  1,756,727         259,305         92,154
European                     700,241         140,248         42,827

1999
Beacon                     1,813,349         211,455        449,626
Financial Services           302,517          69,400        241,771
Qualified                  1,144,750          66,781        307,032
Mutual Shares              4,095,030         412,454      1,101,285
Discovery                  2,069,077         215,102        614,861
European                     408,338          33,935        137,779

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Funds may pay up to 0.35% per year of Class A's average daily net assets. Of this amount, the funds may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan.


For the fiscal year ended December 31, 2001, the amounts paid by the Funds pursuant to the plan were:

                                               FINANCIAL    MUTUAL
                                     BEACON    SERVICES     SHARES
                                      ($)        ($)         ($)
--------------------------------------------------------------------
Advertising                           556,026     71,516    915,980
Printing and mailing
prospectuses                           51,928     13,649     85,325
  other than to current
shareholders
Payments to underwriters               67,912     28,025    121,061
Payments to broker-dealers          2,059,035    351,812  3,380,419
Other                                 289,902     59,737    403,434
                                  ----------------------------------
Total                               3,024,803    524,739  4,906,219
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                           115,404    471,517     88,262
Printing and mailing
prospectuses                           11,781     55,731      8,995
  other than to current
shareholders
Payments to underwriters               73,893    126,320     64,421
Payments to broker-dealers            690,591  2,165,130    570,737
Other                                 146,861    371,425    124,810
                                  ----------------------------------
Total                               1,038,530  3,136,123    857,225
                                  ==================================

THE CLASS B, C AND R PLANS. The Funds pay Distributors up to 1% per year of Class B and C's average daily net assets, out of which 0.25% may be used for services to the shareholders (service fees). For Class R shares, the Funds pay Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2001, were:

                                              FINANCIAL    MUTUAL
                                    BEACON    SERVICES     SHARES
                                      ($)        ($)         ($)
--------------------------------------------------------------------
Advertising                             9,265      1,909     15,712
Printing and mailing
prospectuses                              535        203        924
  other than to current
shareholders
Payments to underwriters                4,657        992     11,923
Payments to broker-dealers            301,310     64,165    550,076
Other                                   6,697      1,529     11,636
                                  ----------------------------------
Total                                 322,464     68,798    590,271
                                  ==================================

                                   QUALIFIED  DISCOVERY   EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                             3,446      9,460      3,206
Printing and mailing
prospectuses                              267        686        234
  other than to current
shareholders
Payments to underwriters                1,252      3,724      1,210
Payments to broker-dealers             81,825    256,330     82,218
Other                                   2,044      6,188      1,974
                                  ----------------------------------
Total                                  88,834    276,388     88,842
                                  ==================================

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended December 31, 2001, were:

                                              FINANCIAL    MUTUAL
                                    BEACON     SERVICES    SHARES
                                      ($)        ($)         ($)
--------------------------------------------------------------------
Advertising                           136,874     28,404    231,889
Printing and mailing
prospectuses                           12,212      5,693     21,253
  other than to current
shareholders
Payments to underwriters               17,867      7,993     28,866
Payments to broker-dealers          4,266,575    929,975  7,754,009
Other                                  49,853     13,466     80,843
                                  ----------------------------------
Total                               4,483,381    985,531  8,116,860
                                  ==================================

                                   QUALIFIED  DISCOVERY  EUROPEAN
                                      ($)        ($)        ($)
--------------------------------------------------------------------
Advertising                            47,069    159,724     43,766
Printing and mailing
prospectuses                            5,283     19,521      5,100
  other than to current
shareholders
Payments to underwriters                9,191     24,170      9,274
Payments to broker-dealers          1,399,761  5,384,493  1,169,779
Other                                  22,048     64,141     20,540
                                  ----------------------------------
Total                               1,483,352  5,652,049  1,248,459
                                  ==================================

THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, Mutual Shares Fund and Mutual Discovery Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and
(b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


For each Fund except Financial Services - Before November 1, 1996, only a single class of Fund shares was offered without a sales charge and Rule 12b-1 expenses. Each Fund began offering Class A and Class C shares on November 1, 1996, and Class B shares on January 1, 1999. Returns shown are a restatement of the original class to include both the Rule 12b-1 fees and the current sales charges applicable to each share class as though in effect from the Fund's inception.

For Financial Services - This Fund has offered Class A and Class C shares since its inception. It began offering Class B shares on January 1, 1999. Class B performance reflects a restatement of the original class to include the Rule 12b-1 fees applicable to Class B as though in effect from the Fund's inception.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended December 31, 2001, were:

                         1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
------------------------------------------------------------------
CLASS A
 Beacon                   -0.27           10.57         14.71
 Financial Services/1      5.40            N/A           N/A
 Mutual Shares            -0.13           10.35         14.39
 Qualified                 1.65           10.31         14.61
 Discovery/2              -4.94           10.03          N/A
 European/3              -10.53           13.75          N/A

                         1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
------------------------------------------------------------------
CLASS B
 Beacon                     1.24          10.93         14.77
 Financial Services/1       7.16           N/A           N/A
 Mutual Shares              1.35          10.76         14.47
 Qualified                  3.22          10.74         14.68
 Discovery/2               -3.62          10.40          N/A
 European/3                -9.37          14.22          N/A

                         1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
------------------------------------------------------------------
CLASS C
 Beacon                     3.07          10.94         14.49
 Financial Services/1       9.08           N/A           N/A
 Mutual Shares              3.23          10.72         14.16
 Qualified                  5.08          10.68         14.38
 Discovery/2               -1.71          10.42          N/A
 European/3                -7.54          14.26          N/A

                           1 YEAR        5 YEARS      10 YEARS
------------------------------------------------------------------
CLASS R
 Mutual Shares             5.81%         11.42%        14.72%
 Discovery/2               0.79%         11.16%          N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 16.12% for Class A, 16.75% for Class B and 16.70% for Class C.
2. Discovery commenced operations on December 31, 1992. The average annual total return before taxes from inception was 15.27% for Class A, 15.37% for Class B, 15.14% for Class C and 15.78% for Class R.
3. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 15.21% for Class A, 15.71% for Class B and 15.62% for Class C.


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                  -2.21         7.30          11.58
 Financial Services/1     2.93          N/A           N/A
 Mutual Shares           -2.15         7.40          11.08
 Qualified               -0.35         7.31          11.39
 Discovery/2             -6.26         7.04           N/A
 European/3             -11.26        10.21           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                  -0.70         7.75          11.70
 Financial Services/1     4.71          N/A           N/A
 Mutual Shares           -0.68         7.89          11.21
 Qualified                1.21         7.82          11.52
 Discovery/2             -4.93         7.44           N/A
 European/3              -9.99        10.65           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                   1.29         7.89          11.51
 Financial Services/1     6.76          N/A           N/A
 Mutual Shares            1.35         8.00          11.00
 Qualified                3.24         7.91          11.31
 Discovery/2             -2.91         7.64           N/A
 European/3              -8.05        10.95           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares            3.54         8.34          11.39
 Discovery/2             -0.90         7.84           N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 14.41% for Class A, 15.16% for Class B and 15.25% for Class C.
2. Discovery commenced operations on December 31, 1992. The average annual total return after taxes on distributions from inception was 12.31% for Class A, 12.44% for Class B, 12.33% for Class C and 12.66% for Class R.
3. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 11.90% for Class A, 12.39% for Class B and 12.53% for Class C.

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATV
              D
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                   0.94         7.50          11.14
 Financial Services/1     4.45          N/A           N/A
 Mutual Shares            0.78         7.48          10.73
 Qualified                2.18         7.47          11.01
 Discovery/2             -2.54         7.11           N/A
 European/3              -6.39         9.75           N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                   1.95         7.90          11.25
 Financial Services/1     5.61          N/A           N/A
 Mutual Shares            1.75         7.89          10.84
 Qualified                3.22         7.90          11.13
 Discovery/2             -1.77         7.43           N/A
 European/3              -5.68         10.11          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                   3.05         7.97          11.05
 Financial Services/1     6.76          N/A           N/A
 Mutual Shares            2.88         7.94          10.64
 Qualified                4.34         7.94          10.92
 Discovery/2             -0.62         7.57           N/A
 European/3              -4.56         10.33          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares            4.45         8.32          11.03
 Discovery/2              0.82         7.80           N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.64% for Class A, 13.27% for Class B and 13.30% for Class C.
2. Discovery commenced operations on December 31, 1992. The average annual total return after taxes on distributions and sale of fund shares from inception was 11.67% for Class A, 11.78% for Class B, 11.66% for Class C and 12.00% for Class R.
3. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 11.16% for Class A, 11.57% for Class B and 11.66% for Class C.

The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ATV
              DR
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = number of years
ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2001, were:

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS A
 Beacon                  -0.27         65.23        294.44
 Financial Services/1     5.40          N/A           N/A
 Mutual Shares           -0.13         63.60        283.59
 Qualified                1.65         63.31        290.94
 Discovery/2             -4.94         61.25          N/A
 European/3             -10.53         90.44          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS B
 Beacon                   1.24         67.99        296.46
 Financial Services/1     7.16          N/A           N/A
 Mutual Shares            1.35         66.72        286.15
 Qualified                3.22         66.53        293.55
 Discovery/2             -3.62         64.03          N/A
 European/3              -9.37         94.38          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS C
 Beacon                   3.07         68.03        287.01
 Financial Services/1     9.08          N/A           N/A
 Mutual Shares            3.23         66.41        276.00
 Qualified                5.08         66.08        283.15
 Discovery/2             -1.71         64.16          N/A
 European/3              -7.54         94.71          N/A

                       1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
---------------------------------------------------------------
CLASS R
 Mutual Shares            5.81         71.70        294.93
 Discovery/2             -0.79         69.71          N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 92.06% for Class A, 96.63% for Class B and 96.27% for Class C.
2. Discovery commenced operations on December 31, 1992. The cumulative total return from inception was 259.16% for Class A, 262.15% for Class B, 255.76% for Class C and 273.84% for Class R.
3. European commenced operations on July 3, 1996. The cumulative total return from inception was 117.73% for Class A, 122.96% for Class B and 121.99% for Class C.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


o The New York Stock Exchange composite or component indices - a capitalization -weighted index of all companies listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o WIESENBERGER(R) MUTUAL FUND REPORT, a Thomson Financial company - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


o MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.


o Savings and Loan Historical Interest Rates - as published in the U.S. SAVINGS & LOAN LEAGUE FACT BOOK.


o Historical data supplied by the research departments of CS First Boston Corporation, the JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $274 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.






FRANKLIN MUTUAL
SERIES FUND INC.

MUTUAL BEACON FUND
MUTUAL FINANCIAL SERVICES FUND
MUTUAL QUALIFIED FUND
MUTUAL SHARES FUND
MUTUAL DISCOVERY FUND
MUTUAL EUROPEAN FUND

CLASS Z


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2002

[Insert Franklin Templeton Investments logo]


P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
------------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated May 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Franklin Mutual Series Fund Inc.'s (Mutual Series) Annual Report to Shareholders, for the fiscal year ended December 31, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals, Strategies and Risks                  2
Officers and Directors                      17
Management and Other Services               21
Portfolio Transactions                      23
Distributions and Taxes                     24
Organization, Voting Rights
 and Principal Holders                      27
Buying and Selling Shares                   28
Pricing Shares                              31
The Underwriter                             31
Performance                                 31
Miscellaneous Information                   35



-----------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-----------------------------------------------------------------------------


GOALS, STRATEGIES AND RISKS


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.


FUNDAMENTAL INVESTMENT POLICIES


Each Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.


3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act, which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.


4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

The term Prospectus as referenced in restriction 7 includes the Statement of Additional Information.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Funds may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities [convertible securities]). There are no limitations on the percentage of a Fund's assets that may be invested in equity securities, debt securities, convertible securities or cash equivalent investments. The Funds reserve freedom of action to invest in these securities in such proportions as the manager deems advisable. In addition, the Funds also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.


The general investment policy of each Fund is to invest in securities if, in the opinion of the manager, they are available at prices less than their intrinsic value, as determined by the manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings and/or cash flow, and then comparing the results of this review with a comparison of the earnings and/or cash flow of the company in question with its market value. The manager examines each security separately and does not apply these factors according to any predetermined formula. The manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a Fund.

Although Beacon, Qualified, Shares, Discovery and European have identical basic investment restrictions and Beacon, Financial Services, Qualified, Shares, and European have identical investment goals, the manager seeks to retain certain historical differences among the Funds on an informal basis.

Although the Funds may invest in securities of companies of any size, these Funds generally have invested in larger and medium size companies with large trading volumes and market capitalizations in excess of $1.5 billion. Financial Services and European, on the other hand, tend to invest proportionately more of their assets in smaller size companies than the other Funds. Discovery also may invest more than 50% of its assets in foreign securities.

Generally, Financial Services and European utilize the same investment philosophy as the other Funds, but Financial Services invests primarily in securities of financial services companies and European invests primarily in European securities.

Qualified originally was intended for purchase by pension and profit sharing plans and other non-tax paying entities. Therefore, its portfolio was intended to have greater flexibility due to the reduced concerns about the tax effects on shareholders. The manager expects that the securities it will purchase for Qualified will satisfy this goal, depending on market conditions and any changes in tax law. Currently, however, Qualified operates in the same fashion as Beacon and Shares. Allocation of investments among the Funds depends upon, among other things, the amount of cash in, and relative size of, each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one Fund.

The Funds may invest in any industry although no Fund will concentrate its investments in any industry except Financial Services. Financial Services concentrates its investments in the financial services industry by investing, under normal market conditions, at least 80% of the value of its assets in securities of financial services companies. Financial Services' concentration policy may not be changed without the approval of Financial Services' shareholders.


The Funds may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

The following is a description of the various types of securities the Funds may buy and techniques they may use.

BORROWING While the Funds are permitted to borrow under certain circumstances, as described in "Investment restrictions" below, under no circumstances will a Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.


CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Funds' cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.


CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, that have the additional feature of converting into, or being exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value usually reflects changes in the company's underlying common stock value.

DEBT SECURITIES are securities issued by a company that represent a loan of money by the purchaser of the securities to the company. A debt security has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The Funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Funds may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Service, Inc. (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. Each Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders.


The Funds generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the manager's investment decision-making process. Historically, the Funds have invested in debt securities issued by domestic or foreign companies (i) which are involved in mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings, and (ii) that are distressed companies or in bankruptcy (Reorganizing Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Funds generally purchased these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Reorganizing Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES. The Funds have historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of the manager, warranted such investment. The Funds may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may become worthless and a Fund could lose its entire investment.

Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Funds also will invest in unrated securities. The Funds will rely on the manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the manager monitors the issuers of corporate debt securities held in the Funds' portfolios. The credit rating assigned to a security is a factor considered by the manager in selecting a security for a Fund, but the intrinsic value in comparison to market price and the manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each Fund of its investment objective when investing in such securities is dependent on the credit analysis of the manager. If the Funds purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in a Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in a Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.


The manager values the Funds' investments pursuant to guidelines adopted and periodically reviewed by the board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the manager to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in a Fund's portfolio, the responsibility of the manager to value the Fund's securities becomes more difficult and the manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that a Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, a Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS Each Fund may invest in securities commonly known as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for these shares is typically a stock exchange but also can be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally are either common stock or preferred stock. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

SMALLER COMPANIES. The Funds may invest in securities issued by smaller companies. Historically, smaller companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES The Funds may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.


Since each Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in a Fund's portfolio. The manager generally attempts to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring a Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Funds', money in the particular country, with no ability to have the money returned to the United States.


There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.


HEDGING AND INCOME TRANSACTIONS The Funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Funds will primarily engage in forward foreign currency exchange contracts. However, the Funds also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Funds may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).


Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.


Any combination of Hedging Transactions may be used at any time as determined by the manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a Fund to utilize Hedging Transactions successfully cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.


The various techniques described above as Hedging Transactions also may be used by the Funds for non-hedging purposes. For example, these techniques may be used to produce income to a Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. A Fund also may use a hedging technique if the manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a Fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.


Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation a Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a Fund to hold a security it might otherwise sell.


Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce a Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS Each Fund will engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

A Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the manager and the Funds believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Funds will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the manager considers the Austrian schilling to be linked to the German deutsche mark (the D-mark), and a Fund holds securities denominated in schillings and the manager believes that the value of schillings will decline against the U.S. dollar, the manager may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in a Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.


The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund's may hold, or the impact, if any, on each Fund's performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.


OPTIONS Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets in special accounts, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


FUTURES The Funds may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Funds' use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.


A Fund will only enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would not exceed 5% of the Fund's total current asset value; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

COMBINED TRANSACTIONS The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid assets with their custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


ILLIQUID SECURITIES An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Funds may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.


INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (SEC), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.


The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Funds purchase loans from national and state chartered banks as well as foreign banks. The Funds normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.


Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Funds also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

INVESTMENT COMPANY SECURITIES Each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a Fund's purchase of another investment company's voting securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the Fund's assets in any single investment company's securities and no more than ten percent (10%) of the Fund's assets in all investment company securities.

Investors should recognize that a Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but no Fund presently anticipates loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

MORTGAGE-BACKED SECURITIES Each Fund may invest in securities representing interests in an underlying pool of real estate mortgages (mortgage-backed securities). The mortgage-backed securities which the Funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities depends upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the Fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

DISTRESSED MORTGAGE OBLIGATIONS The Funds also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a Fund steps into the shoes of the lender from a risk point of view.

Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a Fund could become part owner of such real estate. As an owner, a Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS The Funds' equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may invest up to 10% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager or its agent will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


RULE 144A SECURITIES In addition to other privately placed unregistered securities, the Funds may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Funds may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.


SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase.

Each Fund, including Financial Services, also may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, a Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, a Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of demand features or guarantees
(puts) under certain circumstances.

The Funds also are not permitted to acquire any security issued by the manager or any affiliated company (including Franklin Resources, Inc.) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS The Funds also seek to invest in the securities of Reorganizing Companies, or of companies as to which there exist outstanding tender or exchange offers. The Funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each Fund may invest in Reorganizing Companies, no Fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

SHORT SALES Each Fund may make short sales of securities. There are two types of short sale transactions in which the Funds may engage, "naked short sales" and "short sales against the box." In a naked short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities,
(ii) in order to maintain portfolio flexibility and (iii) for profit.

When a Fund makes a naked short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian bank to the extent, if any, (excluding any proceeds of the short sales) necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Funds also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio.

Each Fund may engage in naked short sale transactions only if, after giving effect to such sales, the market value of all securities sold short does not exceed 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the outstanding securities of that class. The Funds may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash. A Fund may also maintain temporary defensive investments while the manager seeks investments that satisfy its investment criteria. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Funds normally invest, or the economies of the countries where the Funds invest.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended (1940 Act), and the Funds' other investment policies and restrictions, the manager also may invest the Funds' assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.




OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Mutual Series has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Mutual Series who are responsible for administering the Funds' day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with Mutual Series, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------

                                                          NUMBER OF
                                                        PORTFOLIOS IN
                                                         FUND COMPLEX
NAME, AGE                                 LENGTH OF      OVERSEEN BY
AND ADDRESS                   POSITION    TIME SERVED    BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------

EDWARD I. ALTMAN, Ph.D.(60)   Director    Since 1987          6           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:: Max L. Heine Professor of Financing and Vice Director,
NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.
----------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)          Director    Since 1994          6           Independent Director, USA
51 John F. Kennedy Parkway                                                Education, Inc. (Sallie Mae),
                                                                          and Condor Technology
                                                                          Solutions, Inc. (information

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and  FORMERLY, Executive Vice President and Chief
Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice
President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)     Director    Since 1996           31         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present);
and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers
Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer,
Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)     Director     Since 1974           6          None
51 John F.Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers), and Partner and Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)       Director      Since 1996           31         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations;  and manager of personal investments
(1978-present); and FORMERLY, Chairman and Chief Executive  Officer, Landmark Banking Corporation
(1969-1978); Financial Vice President, Florida Power and  Light (1965-1969); and Vice President,
Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)      Director      Since 1998           11         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
-----------------------------------------------------------------------------------------------------

LEONARD RUBIN (76)          Director      Since  1996          11         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President,
F.N.C. Textiles, Inc.; and Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)        Director       Since 1991            13        Director, El Oro Mining and
51 John F. Kennedy Parkway                                                Exploration Company, p.l.c.
Short Hills, NJ 07078                                                     and The Exploration Company,
                                                                          p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------
                                                         NUMBER OF
                                                        PORTFOLIOS IN
                                                         FUND COMPLEX
NAME, AGE                                 LENGTH OF      OVERSEEN BY
AND ADDRESS                   POSITION    TIME SERVED    BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------

DAVID P. GOSS (54)         Vice President Since  2000    Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and
Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------

BARBARA J.GREEN (54)       Vice President  Since 2000    Not Applicable   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President,
Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------

**PETER A.LANGERMAN (46)   Chairman of     Chairman         6             None
51 John F. Kennedy Pkwy.   the Board       of the
Short Hills, NJ 07078-2702 and Director    Board
                                           since
                                           2001 and
                                           Director
                                           since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
FORMERLY, Chief Executive Officer, Franklin Mutual Advisers, LLC.
---------------------------------------------------------------------------------------------------

**WILLIAM J. LIPPMAN (77)  Director        Since 1996      16             None
One Parker Plaza, 9th
Floor
Fort Lee, NJ
07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin
Private Client Group, Inc.; and President, Franklin Advisory
Services, LLC.
---------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)    Treasurer       Since 2000      Not Applicable None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 19 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)     Vice President  Since 2000     Not Applicable  None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)    President       President         6            None
51 John F. Kennedy Pkwy.   and Director    since
Short Hills, NJ 07078-2702                 1999 and
                                           Director
                                           since 2001

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Executive Officer and Chief Investment Officer, Franklin Mutual Advisers, LLC.
----------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
** Peter A. Langerman is considered an interested person of Mutual Series under the federal securities laws due to his position as the former Executive Vice President of Franklin Mutual Advisers,LLC, which is the Funds' adviser. William
J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as President, Chief Executive Officer and Chief Investment Officer of Franklin Mutual Advisers, LLC.

Mutual Series pays noninterested board members $45,000 per year plus $2,000 per board or audit committee meeting attended. The chairman of the audit committee is paid a retainer of $9,000 and each audit committee member is paid a retainer of $4,000. In 1993, the board approved a retirement plan that generally provides payments to directors who have served seven years and retire at age 70. At the time of retirement, board members are entitled to annual payments equal to one-half of the retainer in effect at the time of retirement. Noninterested board members also my serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by Mutual Series and by Franklin Templeton Investments.

                                       TOTAL FEES
                        TOTAL FEES      RECEIVED
                         RECEIVED         FROM
                          FROM          FRANKLIN
                         MUTUAL         TEMPLETON
                        SERIES/1      INVESTMENTS/2
   NAME                   ($)              ($)
----------------------------------------------------------
Edward I. Altman          77,000        77,000
Anne Torre Grant/3        77,000        77,000
Andrew H. Hines, Jr.      61,000       201,500
Bruce A. MacPherson       65,000        65,000
Fred R. Millsaps          65,000       201,500
Charles Ruben, II         61,000        96,000
Leonard Rubin             65,000       103,500
Vaughn R. Sturtevant/4    61,000        61,000
Robert E. Wade/3          92,000       108,750

1. For the fiscal year ended December 31, 2001
2. For the calendar year ended December 31, 2001.
3. Not vested in a retirement plan.
4. Retired January 1, 2002.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


The following tables provides the dollar range of equity securities beneficially owned by the board members of Mutual Series on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                            DOLLAR RANGE OF             THE BOARD MEMBER
                           EQUITY SECURITIES            IN THE FRANKLIN
NAME OF                      IN EACH FUND                TEMPLETON FUND
BOARD MEMBER               OF MUTUAL SERIES                COMPLEX
------------------------------------------------------------------------------

Edward I. Altman, Ph.D.     Mutual Shares
                            $1-$10,000
                            Qualified
                            $1-$10,000
                            Beacon                 $50,000-$100,000
                            $10,000-$50,000
                            Discovery
                            $10,000-$50,000

Ann Torre Grant             European               $1-$10,000
                            $1-$10,000

Andrew H. Hines, Jr.        Mutual Shares
                            Over $100,000
                            Qualified
                            $1-$10,000
                            Discovery              Over $100,000
                            $10,000-$50,00
                            Financial Services
                            Over $100,000

Bruce A. MacPherson         Beacon
                            Over $100,000          Over $100,000
                            Discovery
                            Over $100,000

Fred R. Millsaps            Mutual Shares
                            Over $100,000          Over $100,000
                            Financial Services
                            Over $100,000

Charles Rubens II           Mutual Shares
                            Over $100,000
                            Qualified
                            Over $100,000
                            Beacon
                            Over $100,000          Over $100,000
                            Discovery
                            Over $100,000
                            European
                            Over $100,000
                            Financial Services
                            Over $100,000

Leonard Rubin               European
                            $50,000-$100,000       Over $100,000
                            Financial Services     Over $100,000


Robert E. Wade              Mutual Shares
                            $10,000-$50,000
                            Beacon
                            Over $100,000
                            Discovery              Over $100,000
                            Over $100,000
                            European
                            Over $100,000


INTERESTED BOARD MEMBERS
------------------------
                                                      AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                            DOLLAR RANGE OF             THE BOARD MEMBER
                           EQUITY SECURITIES            IN THE FRANKLIN
NAME OF                      IN EACH FUND                TEMPLETON FUND
BOARD MEMBER               OF MUTUAL SERIES                COMPLEX
------------------------------------------------------------------------------
Peter A. Langerman         Mutual Shares
                           Over $100,000
                           Qualified
                           Over $100,000
                           Beacon                  Over $100,000
                           Over $100,000
                           Discovery
                           Over $100,000
                           European
                           Over $100,000
                           Financial  Services
                           Over $100,000

William J. Lippman         Beacon
                           $1-$10,000              Over $100,000
                           Discovery
                           $10,000-$50,000

David J. Winters           Mutual Shares
                           $10,000-$50,000
                           Qualified
                           $10,000-$50,000
                           Beacon
                           $50,000-$100,000       Over $100,000
                           Discovery
                           $50,000-$100,000
                           European
                           $50,000-$100,000
                           Financial Services
                           $10,000-$50,000
--------------------------------------------------------------------

BOARD COMMITTEES

The noninterested board members have standing audit, pension, nominating and directors' compensation and performance committees. The audit committee is generally responsible for recommending the selection of the Funds' independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Funds' financial reports and internal accounting. The audit committee is composed of Edward I. Altman, Ann Torre Grant and Robert E. Wade. The pension committee is generally responsible for administering the provisions of the Fund's retirement plan, which was terminated for new directors in November 1996 but remains applicable to directors elected prior thereto, subject to the vesting provisions of the plan. The pension committee is composed of Edward I. Altman. The nominating committee is responsible for nominating candidates for noninterested board member positions and is composed of Bruce A. MacPherson and Leonard Rubin. The board members' compensation and performance committee is generally responsible for recommending compensation and meeting fees for noninterested directors and for evaluating their performance. The board members' compensation and performance committee is composed of Ann Torre Grant and Robert E. Wade.

Mutual Series' Nominating Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of Mutual Series' address at:

51 John F. Kennedy Parkway
Short Hills, NJ 07078-2702

During the fiscal year ending December 31, 2001, the Audit Committee met six times.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Funds' manager is Franklin Mutual Advisers, LLC (Franklin Mutual). The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.


The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board considered and approved the renewal of each Fund's management agreement with its manager. In connection with this annual review, the board, with the advice and assistance of independent counsel, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by its manager and its affiliates. The board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, and shareholder services and the total expense ratio of each Series of the Fund relative to its peer group of mutual funds.


In addition, the board considered, among other factors:

o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Series of Mutual Series;

o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided to each Series of Mutual Series;

o   the investment performance of each Series of Mutual Series;

o information on the investment performance, advisory fees, administration fees and expense ratios of other registered investment companies within Franklin Templeton Investments;

o information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the manager but believed to be generally comparable in their investment objectives and size to each Series of Mutual Series; and

o the continuing need of the manager to retain and attract qualified investment and service professionals to serve Mutual Series in an increasingly competitive industry.

The board also considered various improvements and upgrades in shareholder services made during the year, financial information about the manager's costs, an analysis of historical profitability of each Series of Mutual Series, and the importance of supporting quality, long-term service by the manager to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the board determined that renewal of the management agreement was in the best interests of each Series of Mutual Series and its shareholders and on that basis approved their renewal.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Funds' shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:


                              MANAGEMENT FEES PAID ($)
                       --------------------------------------
                          2001         2000         1999
-------------------------------------------------------------
Beacon                  27,274,805   24,077,241   26,591,839
Financial Services       2,856,705    2,060,053    2,544,152
Qualified               22,652,261   20,367,199   23,163,858
Mutual Shares           47,284,733   41,739,355   45,767,107
Discovery               28,140,987   26,815,271   24,797,713
European                 7,410,138    7,270,429    5,229,271

Under an agreement by the manager to limit its fees, the Funds paid the management fees for the fiscal years ended December 31, 1999 and 2000, before any advance waiver, totaled:

                                     MANAGEMENT FEES
                                     BEFORE WAIVER ($)
                               ---------------------------
                                     2000         1999
----------------------------------------------------------
Beacon                             25,012,954   28,621,462
Financial Services                  2,060,053    2,719,136
Qualified                          21,292,081   25,229,854
Mutual Shares                      43,510,153   49,291,464
Discovery                          27,676,864   26,653,620
European                            7,384,381    5,510,782


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Funds pay FT Services a monthly fee equal to an annual rate of:

o  0.15% of each Fund's average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended December 31, the Funds paid FT Services the following administration fees:


                                 ADMINISTRATION FEES PAID ($)
                       ---------------------------------------------
                            2001           2000           1999
--------------------------------------------------------------------
Beacon                      3,554,601      3,251,565      3,777,848
Financial Services            278,922        200,059        263,232
Qualified                   2,951,406      2,769,780      3,327,090
Mutual Shares               6,169,003      5,657,479      6,378,121
Discovery                   2,735,208      2,695,544      2,787,533
European                      720,259        718,924        531,497

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403, 1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. The Funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets.

AUDITOR Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, is the Mutual Series' independent auditor. The auditor gives an opinion on the financial statements included in Mutual Series' Annual Report to Shareholders and reviews Mutual Series' registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended December 31, the Fund paid the following brokerage commissions:


                                BROKERAGE COMMISSIONS PAID ($)
                       -------------------------------------------
                           2001          2000           1999
------------------------------------------------------------------
Beacon                     6,556,065     8,388,370     11,852,056
Financial Services           751,670       345,666        868,615
Qualified                  5,275,375     6,722,919      9,244,693
Mutual Shares             10,476,916    13,769,268     17,946,320
Discovery                  6,033,757     8,067,352     12,823,663
European                   1,815,800     3,339,503      4,067,853

For the fiscal year ended December 31, 2001, the Funds paid brokerage commissions of $990,619, $78,148, $1,343,280, $474,472, $725,606 and $272,800
from aggregate portfolio transactions of $440,792,980, $34,488,451, $680,604,678, $224,529,843, $344,081,521 and $115,698,996 from the Beacon,
Financial Services, Mutual Shares, Qualified, Discovery and European Funds, respectively, to brokers who provided research services.

As of December 31, 2001, the Funds owned the following securities issued by their regular broker-dealers:

                                             VALUE ($)
-----------------------------------------------------------
Mutual Beacon
  J.P. Morgan & Chase Co.                     55,657
Mutual Shares
  J.P. Morgan & Chase Co.                     27,207
Mutual Financial Services
  J.P. Morgan Chase & Co.                      7,057
Mutual Qualified
  J.P. Morgan & Chase Co.                     31,352


Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.


DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS


CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.


INVESTMENTS IN FOREIGN SECURITIES The next four paragraphs describe tax considerations that are applicable to funds that invest in foreign securities. These considerations apply to the Mutual Series Funds as noted.

EFFECT OF FOREIGN WITHHOLDING TAXES. Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.


PASS-THROUGH OF FOREIGN TAX CREDITS. The Mutual Discovery Fund and the Mutual European Fund may each invest more than 50% of their total assets at the end of a fiscal year in foreign securities. If this condition is met, each Fund may separately elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.


EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.


Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you own your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, generally depending on how long you have owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you have owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.

o MUTUAL DISCOVERY AND MUTUAL EUROPEAN FUNDS. Because the income of each Fund is derived primarily from investments in foreign rather than domestic securities, generally none or only a small percentage of either Fund's income dividends will be eligible for the corporate dividends-received deduction.

o  MUTUAL  BEACON,  MUTUAL  FINANCIAL  SERVICES,  MUTUAL  QUALIFIED AND MUTUAL
   SHARES FUNDS. Because more of the income of each of these Funds is generally derived from investments in domestic securities, it is anticipated that a larger portion of the dividends paid by each Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:


DERIVATIVES. Each Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.


CONSTRUCTIVE SALES. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.


-------------------------------------------------------------------------------
ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC.


Mutual Qualified, Mutual Beacon, Mutual European and Mutual Financial Services currently offer four classes of shares, Class A, Class B, Class C and Class Z. Mutual Shares and Mutual Discovery currently offer five classes of shares, Class A, Class B, Class C, Class R and Class Z. Mutual Shares and Mutual Discovery began offering Class R shares on January 1, 2002. The Funds may offer additional classes of shares in the future. The full title of each class is:


Mutual Qualified Fund - Class A
Mutual Qualified Fund - Class B
Mutual Qualified Fund - Class C
Mutual Qualified Fund - Class Z

Mutual Beacon Fund - Class A
Mutual Beacon Fund - Class B
Mutual Beacon Fund - Class C
Mutual Beacon Fund - Class Z

Mutual European Fund - Class A
Mutual European Fund - Class B
Mutual European Fund - Class C
Mutual European Fund - Class Z

Mutual Financial Services Fund - Class A
Mutual Financial Services Fund - Class B
Mutual Financial Services Fund - Class C
Mutual Financial Services Fund - Class Z


Mutual Shares Fund - Class A
Mutual Shares Fund - Class B
Mutual Shares Fund - Class C
Mutual Shares Fund - Class R
Mutual Shares Fund - Class Z

Mutual Discovery Fund - Class A
Mutual Discovery Fund - Class B
Mutual Discovery Fund - Class C
Mutual Discovery Fund - Class R
Mutual Discovery Fund - Class Z


Shares of each class represent proportionate interests in each Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole. Additional series may be offered in the future.

Mutual Series has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a series of Mutual Series may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of April 1, 2002, the principal shareholders of the Funds, beneficial or of record, were:



                                                   PERCENTAGE
NAME AND ADDRESS                     SHARE CLASS       %
----------------------------------------------------------------
BEACON
The Manufacturers Life Ins. Co, USA
Attn.: Laura Ross Srs Acctg            Class A    18.26
250 Bloor St. E, 7E Floor
Toronto, Ontario
Canada, M4W 1E5

EUROPEAN
Carey & Co
P.O. Box 1558 HC 1024                  Class A    5.68
Columbus, OH 43216-1558

MUTUAL SHARES
Sterling Trust Cust
FBO Kevin Karas or Brent Katzer        Class R    14.50
Trustee
Carstar Inc. 401 K Plan FKA
1380 Lawrence Streeet, Ste 1400
Denver, CO 80204

CONREF and Co
FBO Minneapolis RAD Assoc MPP Pln      Class R    11.23
Charles Maile
c/o US Bank
P.O. Box 1787
Milwaukee, WI 53201-1787

Retirement Plan for the Employees of
The Black Jack Fire Protection
District
12490 Old Halls Ferry Rd               Class R    8.75
Black Jack, MO 63033-4202

Franklin Templeton Bank & Trust
Cust Rollover IRA of                   Class R    6.90
Tony A. Bates, Jr.
P.O. Box 688
Branford, FL 32008-0688

DISCOVERY
Franklin Templeton Bank & Trust
Cust Rollover IRA of                   Class R    31.12
John P. Kesler
1664 Blackhorse Lane
Hillard, OH 43026-8290

Franklin Templeton Bank & Trust
Cust Rollover IRA of                   Class R    14.20
Adam J. Regner
6475 Little Freezeout Road
Caldwell, ID 83607-7414

The Manufacturers Life Ins. Co, USA
Attn.: Laura Ross Srs Acctg            Class A    10.05
250 Bloor St. E, 7E Floor
Toronto, Ontario
Canada, M4W 1E5

First Clearing Corporation
MidAmerica Neuro Spine LLC             Class R    8.20
Money Purchase Pension Plan
4320 Wornall Road, Ste. 714
Kansas City, MO 64111

Franklin Advisers Inc.
Attn.: Michael J. Corcoran             Class R    5.55
One Franklin Parkway
San Mateo, CA 94403-1906

Sterling Trust Company
FBO Truck Gears Inc.                   Class R    5.55
Q05034
P.O. Box 2526
Waco, TX 76702-2526

Franklin Templeton Bank & Trust
Cust IRA of                            Class R    5.18
Suzanne Oreel
919 S. Bemiston Ave.
Saint Louis, MO 63105-2603


From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of April 1, 2002, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Funds and each class. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager. Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Funds for acting as underwriter of the Funds' Class Z shares.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of Fund shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended December 31, 2001, were:

                          1 YEAR (%)      5 YEAR(%)   10 YEARS (%)
-------------------------------------------------------------------
CLASS Z
Beacon                      6.11           12.27        15.82
Financial Services/1       12.31            N/A          N/A
Mutual Shares               6.32           12.06        15.51
Qualified                   8.21           12.02        15.72
Discovery/2                 1.26           11.76         N/A
European/3                 -4.74           15.61         N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return before taxes from inception was 18.07%.
2. Discovery commenced operations on December 31, 1992. The average annual total return before taxes from inception was 16.47%.
3. European commenced operations on July 3, 1996. The average annual total return before taxes from inception was 16.97%.


These figures were calculated according to the SEC formula:

      n
P(1+T)   = ERV

where:

P  =   a hypothetical initial payment of $1,000
T  =   average annual total return
n  =   number of years
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation).The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                         1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------
CLASS Z
Beacon                     3.93           8.83         12.59
Financial Services/1       9.54           N/A           N/A
Mutual Shares              4.05           8.94         12.09
Qualified                  5.95           8.85         12.40
Discovery/2               -0.34           8.59          N/A
European/3                -5.63          11.90          N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions from inception was 16.19%.
2. Discovery commenced operations on December 31, 1992. The average annual total return after taxes on distributions from inception was 13.40%.
3. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions from inception was 13.51%.

These figures were calculated according to the SEC formula:

      n
P(1+T)   = ATV
              D
where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001, were:

                       1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-----------------------------------------------------------------
CLASS Z
 Beacon                   4.89          8.85          12.09
 Financial Services/1     8.73           N/A           N/A
 Mutual Shares            4.76          8.83          11.67
 Qualified                6.24          8.82          11.96
 Discovery/2              1.19          8.46           N/A
 European/3              -2.86         11.25           N/A

1. Financial Services commenced operations on August 19, 1997. The average annual total return after taxes on distributions and sale of fund shares from inception was 14.22%.
2. Discovery commenced operations on December 31, 1992. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.69%.
3. European commenced operations on July 3, 1996. The average annual total return after taxes on distributions and sale of fund shares from inception was 12.61%.

These figures were calculated according to the SEC formula:

      n
P(1+T)   = ATV
              DR

where:

P  =   a hypothetical initial payment of $1,000
T  =   average annual total return (after taxes on distributions and redemptions)
n  =   number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended December 31, 2001, were:

                       1 YEAR (%)    5 YEARS (%)    10 YEARS (%)
------------------------------------------------------------------
CLASS Z
Beacon                    6.11          78.39          334.35
Financial Services1      12.31           N/A             N/A
Mutual Shares             6.32          76.69          322.75
Qualified                 8.21          76.38          330.74
Discovery2                1.26          74.37            N/A
European3                -4.74          106.49           N/A

1. Financial Services commenced operations on August 19, 1997. The cumulative total return from inception was 106.60%.
2. Discovery commenced operations on December 31, 1992. The cumulative total return from inception was 294.42%.
3. European commenced operations on July 3, 1996. The cumulative total return from inception was 136.66%.


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


o The New York Stock Exchange composite or component indices - a capitalization-weighted index of all companies listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o WIESENBERGER(R) MUTUAL FUND REPORT, a Thomson Financial company - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


o MUTUAL FUND SOURCE BOOK, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.


o Savings and Loan Historical Interest Rates - as published in the U.S. SAVINGS & LOAN LEAGUE FACT BOOK.


o Historical data supplied by the research departments of CS First Boston Corporation, the JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $274 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.





                       FRANKLIN MUTUAL SERIES FUND INC.
                               File Nos. 33-18516
                                    811-5387
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS. The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)   Articles of Incorporation

      (i)  Articles of Incorporation dated November 12, 1987
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

      (ii) Articles of Amendment dated December 30, 1987
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

     (iii) Articles Supplementary dated September 18, 1992
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

      (iv) Articles Supplementary dated January 26, 1996
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

      (v)  Articles Supplementary dated June 17, 1996
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(b)   By-laws

      (i)  By-Laws
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(c)   Instruments Defining Rights of Security Holders

      Not Applicable

(d)   Investment Advisory Contracts

      (i) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Shares Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 27, 2000

      (ii) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Qualified Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 27, 2000

    (iii) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Beacon Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 27, 2000

     (iv) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Discovery Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 27, 2000

     (v) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual European Fund dated April 1, 1999
           Filing: Post-Effective Amendment No. 26 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

     (vi) Investment Advisory Agreement between Franklin Mutual Advisers, LLC and Registrant on behalf of Mutual Financial Services Fund dated April 1, 1999
           Filing: Post Effective Amendment No. 28 to
           Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 27, 2000

(e)   Underwriting Contracts

     (i) Forms of Dealer Agreements effective as of March 1, 1998 between Franklin/Templeton Distributors, Inc. and Securities Dealers
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

      (ii) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

(f)   Bonus or Profit Sharing Contracts

           Not Applicable

(g)   Custodian Agreements

      (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

      (ii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

    (iii) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 24, 1998

    (iv) Amendment dated March 28, 2001 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

    (v) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New
           York dated February 16, 1996
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

(vi)  Amended and Restated Foreign Custody Manager Agreement between the
           Registrant and Bank of  New York made as of May 16, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

(h)   Other Material Contracts

      (i) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Shares Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

      (ii) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Qualified Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

    (iii) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Beacon Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

    (iv) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Discovery Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

    (v) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual European Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

    (vi) Administration Agreement between Franklin Templeton Services, LLC and Registrant on behalf of Mutual Financial Services Fund dated January 1, 2001
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

(i)   Legal Opinion

      (i)  Opinion and Consent of Counsel dated February 5, 1999
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

(j)   Other Opinions

     (i)   Consent of Ernst & Young LLP, Independent Auditors

(k)   Omitted Financial Statements

           Not Applicable

(l)   Initial Capital Agreements

     (i)   Form of Subscription Agreement by Sole Shareholder
           Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 1997

(m)   Rule 12b-1 Plan

     (i) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Financial Services Fund - Class A and Franklin Templeton/Distributors, Inc. dated August 19, 1997
           Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: February 19, 1998

    (ii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Shares Fund - Class A and Franklin
           Templeton/Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: January 31, 1998

    (iii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: January 31, 1997

    (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class A and Franklin
           Templeton/Distributors, Inc dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: January 31, 1997

    (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: January 31, 1997

    (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual European Fund - Class A and Franklin/Templeton Distributors, Inc. dated November 1, 1996
           Filing: Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: January 31, 1997

    (vii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Shares Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

    (viii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Qualified Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

    (ix) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Discovery Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

    (x) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Beacon Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

   (xi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual European Fund - Class B and Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

   (xii) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Mutual Financial Services Fund - Class B and
           Franklin/Templeton Distributors,Inc. dated October 25, 1998
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

   (xiii) Class C Distribution Plan pursuant to Rule 12b-1 between the Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
           Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: April 30, 2001

   (xiv) Class R Distribution Plan on behalf of Mutual Discovery Fund dated January 1, 2002
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

   (xv) Class R Distribution Plan on behalf of Mutual Shares Fund dated January 1, 2002
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

(n)   Rule 18f-3 Plan

      (i) Multiple Class Plan on behalf of Mutual Shares Fund dated October 8, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

     (ii) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Qualified Fund
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (iii) Multiple Class Plan on behalf of Mutual Discovery Fund dated October 8, 2001
           Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: December 19, 2001

     (iv) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Beacon Fund
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (v) Multiple Class Plan dated October 25, 1998 on behalf of Mutual European Fund
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

     (vi) Multiple Class Plan dated October 25, 1998 on behalf of Mutual Financial Services Fund
           Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
           File No. 33-18516
           Filing Date: March 2, 1999

(p)   Code of Ethics

      (i)  Code of Ethics dated December, 2001

(q)   Power of Attorney

      (i)  Power of Attorney dated February 26, 2002

ITEM 24  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         None

ITEM 25  INDEMNIFICATION

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The officers and directors of the Registrant's manager also serve as officers and directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-53068), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
FTI Funds
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

b) The information required by this item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Franklin Mutual Series Fund Inc., located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078, or at Franklin/Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, California 94403-1906.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of April, 2002.


                             FRANKLIN MUTUAL SERIES FUND INC.
                             (Registrant)

                              By: /s/ DAVID P. GOSS
                                  David P. Goss
                                  Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

PETER A. LANGERMAN*               Principal Executive Officer and
-------------------
Peter A.Langerman                 Director
                                  Dated:  April 26, 2002

BRUCE S. ROSENBERG*               Principal Financial and
-------------------
Bruce S. Rosenberg                Accounting Officer
                                  Dated: April 26, 2002

EDWARD I. ALTMAN*                 Director
-----------------
Edward I. Altman                  Dated: April 26, 2002

ANN TORRE GRANT*                  Director
----------------
Ann Torre Grant                   Dated: April 26, 2002

ANDREW H. HINES, JR.*             Director
---------------------
Andrew H. Hines, Jr.              Dated: April 26, 2002

WILLIAM J. LIPPMAN*               Director
-------------------
William J. Lippman                Dated: April 26, 2002

BRUCE A. MACPHERSON*              Director
--------------------
Bruce A. MacPherson               Dated: April 26, 2002

FRED R. MILLSAPS*                 Director
-----------------
Fred R. Millsaps                  Dated: April 26, 2002

CHARLES RUBENS II*                Director
------------------
Charles Rubens II                 Dated: April 26, 2002

LEONARD RUBIN*                    Director
--------------
Leonard Rubin                     Dated: April 26, 2002

VAUGHN R. STURTEVANT, M.D.*       Director
---------------------------
Vaughn R. Sturtevant, M.D.        Dated: April 26, 2002

ROBERT E. WADE*                   Director
---------------
Robert E. Wade                    Dated: April 26, 2002

DAVID WINTERS*                    Director
--------------
David Winters                     Dated: April 26, 2002

*By:  /s/ DAVID P. GOSS
      David P. Goss, Attorney-in-Fact
      (Pursuant to Powers of Attorney filed herewith)

                       FRANKLIN MUTUAL SERIES FUND INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                             LOCATION
EX-99.(a)(i)        Articles of Incorporation                    *

EX-99.(a)(ii)       Articles of Amendment                        *

EX-99.(a)(iii)      Articles supplementary                       *

EX-99.(a)(iv)       Articles supplementary                       *

EX-99.(a)(v)        Articles supplementary                       *

EX-99.(b)(i)        By-Laws                                      *

EX-99.(d)(i)        Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of Mutual Shares
                    Fund dated April 1, 1999

EX-99.(d)(ii)       Investment Advisory Agreement between        *
                    Franklin Mutual
                    Advisers, LLC and Registrant on behalf
                    of Mutual Qualified Fund dated
                    April 1, 1999

EX-99.(d)(iii)      Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of Mutual Beacon
                    Fund dated April 1, 1999

EX-99.(d)(iv)       Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of Mutual Discovery
                    Fund dated April 1, 1999

EX-99.(d)(v)        Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of Mutual European
                    Fund dated April 1, 1999

EX-99.(d)(vi)       Investment Advisory Agreement between        *
                    Franklin Mutual Advisers, LLC and
                    Registrant on behalf of Mutual
                    Financial Services Fund dated April 1,
                    1999

EX-99.(e)(i)        Forms of Dealer Agreements effective as      *
                    of March 1, 1998 between
                    Franklin/Templeton Distributors, Inc.
                    and dealers

EX-99.(e)(ii)       Amended and Restated Distribution            *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors, Inc.
                    dated October 31, 2000

EX-99.(g)(i)        Master Custody Agreement between             *
                    Registrant and Bank of New York dated
                    February 16, 1996

EX-99.(g)(ii)       Amendment dated May 7, 1997 to Master        *
                    Custody Agreement between Registrant
                    and Bank of New York dated February 16,
                    1996

EX-99.(g)(iii)      Amendment dated February 27, 1998 to         *
                    Master Custody Agreement between
                    Registrant and Bank of New York dated
                    February 16, 1996

EX-99.(g)(iv)       Amendment dated March 28, 2001 to            *
                    Exhibit A of the Master
                    Custody Agreement between
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(v)        Amendment dated May 16, 2001 to Master       *
                    Custody Agreement between Registrant
                    and Bank of New York dated February 16,
                    1996

EX-99.(g)(vi)       Amended and Restated Foreign Custody         *
                    Manager Agreement between the
                    Registrant and Bank of New York made as
                    of May 16, 2001

EX-99.(h)(i)        Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Shares
                    Fund dated January 1, 2001

EX-99.(h)(ii)       Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Qualified
                    Fund dated January 1, 2001

EX-99.(h)(iii)      Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual Beacon
                    Fund dated January 1, 2001

EX-99.(h)(iv)       Administration Agreement between             *
                    Franklin Templeton Services, LLC
                    and Registrant on behalf of Mutual
                    Discovery Fund dated January 1, 2001

EX-99.(h)(v)        Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual European
                    Fund dated January 1, 2001

EX-99.(h)(vi)       Administration Agreement between             *
                    Franklin Templeton Services, LLC and
                    Registrant on behalf of Mutual
                    Financial Services Fund dated January
                    1, 2001

EX-99.(i)(i)        Opinion and Consent of Counsel               *

EX-99.(j)(i)        Consent of Ernst & Young LLP,             Attached
                    Independent Auditors

EX-99.(m)(i)        Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Financial Services Fund -
                    Class A and Franklin/Templeton
                    Distributors, Inc. dated
                    August 19, 1997

EX-99.(m)(ii)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Shares Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated August 19, 1997

EX-99.(m)(iii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Qualified Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(iv)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Beacon Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(v)        Distribution Plan pursuant to Rule           *
                    12b-1 between the
                    Registrant on behalf of Mutual
                    Discovery Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(vi)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual European Fund - Class A and
                    Franklin/Templeton Distributors, Inc.
                    dated November 1, 1996

EX-99.(m)(vii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Shares Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(viii)     Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Qualified Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(ix)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Discovery Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(x)        Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Beacon Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(xi)       Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual European Fund - Class B and
                    Franklin/Templeton Distributors,Inc.
                    dated October 25, 1998

EX-99.(m)(xii)      Distribution Plan pursuant to Rule           *
                    12b-1 between the Registrant on behalf
                    of Mutual Financial Services Fund -
                    Class B and Franklin/Templeton
                    Distributors, Inc. dated October 25,
                    1998

EX-99.(m)(xiii)     Class C Distribution Plan pursuant to        *
                    Rule 12b-1 between the Registrant and
                    Franklin/Templeton Distributors, Inc.
                    dated October 31, 2000

EX-99.(m)(xiv)      Class R Distribution Plan on behalf of       *
                    Mutual Discovery Fund dated January 1,
                    2002

EX-99.(m)(xv)       Class R Distribution Plan on behalf of       *
                    Mutual Shares Fund dated January 1, 2002

EX-99.(n)(i)        Multiple Class Plan on behalf of Mutual      *
                    Shares Fund dated October 8, 2001

EX-99.(n)(ii)       Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual Qualified Fund

EX-99.(n)(iii)      Multiple Class Plan on behalf of Mutual      *
                    Discovery Fund dated October 8, 2001

EX-99.(n)(iv)       Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual Beacon Fund

EX-99.(n)(v)        Multiple Class Plan dated October 25,        *
                    1998 on behalf of Mutual European Fund

EX-99.(n)(vi)       Multiple Class Plan dated October 25         *
                       1998 on behalf of Mutual Financial
                    Services Fund

EX-99.(p)(i)        Code of Ethics dated December, 2001       Attached

EX-99.(q)(i)        Power of Attorney dated February 26,      Attached
                    2002

*  Incorporated by reference